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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
       RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


      SteinRoe Variable Investment Trust; Liberty Variable Investment Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3) Filing Party:

--------------------------------------------------------------------------------
     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                       SteinRoe Variable Investment Trust
                 Columbia Large Cap Growth Fund, Variable Series
                 Liberty Asset Allocation Fund, Variable Series
                Liberty Federal Securities Fund, Variable Series
                   Liberty Money Market Fund, Variable Series
               Liberty Small Company Growth Fund, Variable Series

                        Liberty Variable Investment Trust
                 Colonial Small Cap Value Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                    Columbia High Yield Fund, Variable Series
                  Columbia International Fund, Variable Series
                  Liberty Growth & Income Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                   Liberty S&P 500 Index Fund, Variable Series

                 (each, a "Fund"; and collectively, the "Funds")
                              One Financial Center,
                        Boston, Massachusetts 02111-2621
                                 1-866-348-1468

                                                               [         ], 2005

Dear Investor:

      I am writing to you to ask for your voting instructions on the following important matters that affect your investment in the Funds: (1) the election of Trustees for your Fund; and (2) the approval of amendments to and the elimination of certain fundamental investment restrictions of your Fund. As an investor through a variable annuity contract or variable life insurance policy, you can instruct your insurance company as to how to vote on these proposals. At a special meeting of shareholders on November 30, 2005, your insurance company will vote on the proposals as instructed by you and other investors. If approved, these amendments to and eliminations of certain fundamental investment restrictions will serve to facilitate efficient administration of and compliance monitoring for your Fund.

      Included in this booklet is information about the upcoming meeting of shareholders of the Funds (the "Special Meeting"):

            - A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF EACH OF THE FUNDS, which summarizes the issues on which you are being asked to provide voting instructions; and

            - A PROXY STATEMENT FOR THE SPECIAL MEETING, which provides more detailed information on the specific issues being considered at the Special Meeting.

            ALSO ENCLOSED ARE YOUR VOTING INSTRUCTION CARD AND POSTAGE-PAID RETURN ENVELOPE.

      We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed voting instruction card(s) promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your voting instruction card(s).

      Your voting instructions are important. A prompt response on your part will help to ensure that your interests are represented. If you have any questions about the proposals, please call a Columbia customer service representative at (866) 348-1468 or contact your financial advisor.

                                            Sincerely yours,

                                            Christopher L. Wilson
                                            President

                       SteinRoe Variable Investment Trust
                 Columbia Large Cap Growth Fund, Variable Series
                 Liberty Asset Allocation Fund, Variable Series
                Liberty Federal Securities Fund, Variable Series
                   Liberty Money Market Fund, Variable Series
               Liberty Small Company Growth Fund, Variable Series

                        Liberty Variable Investment Trust
                 Colonial Small Cap Value Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                    Columbia High Yield Fund, Variable Series
                  Columbia International Fund, Variable Series
                  Liberty Growth & Income Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                   Liberty S&P 500 Index Fund, Variable Series

                 (each, a "Fund"; and collectively, the "Funds")
                              One Financial Center,
                        Boston, Massachusetts 02111-2621
                                 1-866-348-1468

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 30, 2005

Dear Investor:

      As policy owner or contract owner of record at the close of business on September 9, 2005 (the "Record Date"), you are entitled to instruct your insurance company as to how it should vote on certain proposals to be considered at the Special Meeting of Shareholders of the Funds (the "Meeting"), to be held at the offices of the Funds at One Financial Center, Boston, Massachusetts, on November 30, 2005, at 10:00 a.m. Boston time. The purpose of the Meeting is to consider and act upon the following matters:

1. To elect your Fund's nominees for Trustees. (TO BE VOTED ON SEPARATELY BY ALL SHAREHOLDERS OF EACH TRUST, VOTING TOGETHER WITH SHAREHOLDERS OF ALL FUNDS OF THAT TRUST.)

2. To approve amendments to and the elimination of certain fundamental investment restrictions of your Fund. (TO BE VOTED UPON BY THE SHAREHOLDERS OF EACH AFFECTED FUND, VOTING SEPARATELY BY FUND AND SEPARATELY ON EACH PROPOSED AMENDMENT OR ELIMINATION.)

3. To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

      Attached to this notice is the Proxy Statement of the Funds. You are urged to read this statement carefully before completing your voting instruction card.

By order of the Board of Trustees,

R. Scott Henderson
Secretary of the Funds

[       ], 2005

IT IS IMPORTANT THAT YOUR POLICY OR CONTRACT BE REPRESENTED. PLEASE PROMPTLY MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED CARD; THEN, SIGN, DATE AND MAIL IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE. YOUR PROMPT RESPONSE WILL HELP ENSURE THAT YOUR INTERESTS ARE REPRESENTED.

                       SteinRoe Variable Investment Trust
                Columbia Large Cap Growth Fund, Variable Series
                 Liberty Asset Allocation Fund, Variable Series
                Liberty Federal Securities Fund, Variable Series
                   Liberty Money Market Fund, Variable Series
               Liberty Small Company Growth Fund, Variable Series

                       Liberty Variable Investment Trust
                 Colonial Small Cap Value Fund, Variable Series
                Colonial Strategic Income Fund, Variable Series
                   Columbia High Yield Fund, Variable Series
                  Columbia International Fund, Variable Series
                 Liberty Growth & Income Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                  Liberty S&P 500 Index Fund, Variable Series

     (each unitalicized entity, a "Trust"; each italicized entity, a "Fund")

                              One Financial Center,
                        Boston, Massachusetts 02111-2621
                                 1-866-348-1468

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON NOVEMBER 30, 2005

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Trusts for use at the special meeting of the shareholders of the Funds (the "Meeting") to be held at the offices of the Funds, One Financial Center, Boston, Massachusetts, on November 30, 2005, at 10:00 a.m. Boston time, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about [ ], 2005. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposals listed in the Notice (the "Proposals"). This Proxy Statement contains information you should know before voting on the Proposals. As described in greater detail below, while shareholders are being asked to amend and eliminate certain "fundamental" investment restrictions, this is being done solely to facilitate compliance testing through standardization and to enhance future flexibility. The Funds' investment advisor, Columbia Management Advisors, Inc. ("Columbia Management") has no present intention of changing the way that the Funds are managed in response to these proposals. The following is a list of the Proposals presented in this Proxy Statement and the Funds that are affected by such Proposals:

Proposal                                                         Affected Funds
--------                                                         --------------
Proposal 1: To approve the election of Trustees.                 All Funds

Proposal 2.A.: To approve an amendment to certain                All Funds
Funds' fundamental investment restrictions with
respect to borrowing money, pledging assets and issuing
senior securities.

Proposal 2.B.: To approve an amendment to certain                All Funds
Funds' fundamental investment restrictions with
respect to making loans.

Proposal  2.C.: To approve an amendment to certain Funds'        Colonial Small Cap Value Fund, Variable Series
fundamental  investment  restrictions  with  respect to          Colonial Strategic Income Fund, Variable Series
diversification  of investments.                                 Columbia High Yield Fund, Variable Series
                                                                 Columbia Large Cap Growth Fund, Variable Series
                                                                 Liberty Asset Allocation Fund, Variable Series
                                                                 Liberty Federal Securities Fund, Variable Series
                                                                 Liberty Growth & Income Fund, Variable Series
                                                                 Liberty Money Market Fund, Variable Series
                                                                 Liberty Select Value Fund, Variable Series
                                                                 Liberty Small Company Growth Fund, Variable Series
                                                                 Liberty S&P 500 Index Fund, Variable Series

Proposal 2.D.: To approve an amendment to certain Funds'         Columbia High Yield Fund, Variable Series
fundamental investment restrictions with respect to              Columbia Large Cap Growth Fund, Variable Series
investments in commodities.                                      Liberty Asset Allocation Fund, Variable Series
                                                                 Liberty Federal Securities Fund, Variable Series
                                                                 Liberty Money Market Fund, Variable Series
                                                                 Liberty Small Company Growth Fund, Variable Series

Proposal 2.E.: To approve an amendment to certain                All Funds
Funds' fundamental investment

restrictions with respect to investments in real estate.

Proposal 2.F.: To approve an amendment to certain                All Funds
Funds' fundamental investment restrictions with
respect to underwriting of securities.

Proposal 2.G.: To approve the elimination of                     Columbia High Yield Fund, Variable Series
certain Fund's fundamental investment restrictions
with respect to purchasing securities on margin.

Proposal 2.H.: To approve the elimination of                     Colonial Small Cap Value Fund, Variable Series
certain Funds' fundamental investment restrictions               Columbia High Yield Fund, Variable Series
with respect to investing for the purpose of                     Columbia Large Cap Growth Fund, Variable Series
exercising control.                                              Liberty Asset Allocation Fund, Variable Series
                                                                 Liberty Federal Securities Fund, Variable Series
                                                                 Liberty Money Market Fund, Variable Series
                                                                 Liberty Select Value Fund, Variable Series
                                                                 Liberty Small Company Growth Fund, Variable Series
                                                                 Liberty S&P 500 Index Fund, Variable Series

Proposal 2.I.: To approve the elimination of                     Columbia High Yield Fund, Variable Series
certain Funds' fundamental investment restrictions
with respect to short sales.

Proposal 2.J.: To approve an amendment to certain                All Funds
Funds' fundamental investment restrictions with
respect to concentrating investments in an
industry.

Proposal 2.K.: To approve the elimination of                     Columbia High Yield Fund, Variable Series
certain Funds' fundamental investment restrictions
with respect to purchasing illiquid securities.

Proposal 2.L.: To approve the elimination of                     Columbia High Yield Fund, Variable Series
certain Funds' fundamental investment restrictions
with respect to investing in securities of other
investment companies.

Proposal 2.M.: To approve the elimination of                     Colonial Small Cap Value Fund, Variable Series
certain Funds' fundamental investment restrictions               Colonial Strategic Income Fund, Variable Series
with respect to buying and selling puts and calls.               Columbia High Yield Fund, Variable Series
                                                                 Columbia International Fund, Variable Series
                                                                 Liberty Growth & Income Fund, Variable Series
                                                                 Liberty Select Value Fund, Variable Series
                                                                 Liberty S&P 500 Index Fund, Variable Series

With respect to Proposal 1, the shareholders of each Fund in a Trust will vote together with the shareholders of all other Funds of that Trust on the election of Trustees. With respect to Proposal 2, the shareholders of each Fund will vote separately by Fund and separately on each Proposal 2.A. through 2.M. affecting the Fund.

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to a Proposal, shares will be voted in accordance with the recommendation of the Board as to that Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail ("e-mail") by officers and Trustees of your Fund, officers and employees of Columbia Management and other representatives of your Fund, as described below. Columbia Management will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders.

Shareholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of a Fund that is a series of Liberty Variable Investment Trust on the Record Date shall be entitled to one vote for each whole share held, as to each matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Shareholders of a Fund that is a series of SteinRoe Variable Investment Trust on the Record Date shall be entitled to a number of votes on each matter on which they are entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

I. PROPOSAL 1: ELECTION OF TRUSTEES

Mses. Kelly and Verville and Messrs. Hacker, Lowry, Mayer, Nelson, Neuhauser, Simpson, Stitzel, Theobald and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Fund.

REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of each series of a Trust (voting together as a single class) present at the Meeting in person or by proxy is required for the election of each such Trustee. The names and ages of the Trustees of the Funds, the year each was first elected, their principal business occupations during at least the last five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships that each Trustee holds are shown below. The address of each Trustee is One Financial Center, Boston, MA 02111-2621.



                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                                                                                  FUND COMPLEX
 NAME/AGE           POSITION   YEAR FIRST       PRINCIPAL OCCUPATION(s)            OVERSEEN BY
AND ADDRESS        WITH FUNDS  ELECTED (1)      DURING PAST FIVE YEARS               DIRECTOR    OTHER DIRECTORSHIPS HELD
-----------------  ----------  -----------  ------------------------------------  -------------  ------------------------
DISINTERESTED
DIRECTORS

Douglas A. Hacker  Trustee    1996          Executive Vice President-Strategy of      101        Nash Finch Company
(Age 49)                                    United Airlines (airline) since                      (food distributor)
                                            December, 2002 (formerly President
                                            of UAL Loyalty Services (airline)
                                            from September, 2001 to December,
                                            2002; Executive Vice President and
                                            Chief Financial Officer of United
                                            Airlines from July, 1999 to
                                            September, 2001; Senior Vice
                                            President - Finance from March, 1993
                                            to July, 1999).


Janet Langford     Trustee    1996          Partner, Zelle, Hofmann, Voelbel,        101                   None
Kelly                                       Mason & Gette LLP (Law firm) since
(Age 47)                                    2005; Adjunct Professor of Law,
                                            Northwestern University, since
                                            September, 2004; (formerly Chief
                                            Administration Officer and Senior
                                            Vice President, Kmart Holding
                                            Corporation (consumer goods), from
                                            September, 2003 to March, 2004;
                                            Executive Vice President-Corporate
                                            Development and Administration,
                                            General Counsel and Secretary,
                                            Kellogg Company (food manufacturer),
                                            from September, 1999 to August,
                                            2003; Senior Vice President,

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                                                                                  FUND COMPLEX
 NAME/AGE           POSITION   YEAR FIRST       PRINCIPAL OCCUPATION(s)            OVERSEEN BY
AND ADDRESS        WITH FUNDS  ELECTED (1)      DURING PAST FIVE YEARS               DIRECTOR    OTHER DIRECTORSHIPS HELD
-----------------  ----------  -----------  ------------------------------------  -------------  ------------------------
                                            Secretary and General Counsel, Sara
                                            Lee Corporation (branded, packaged,
                                            consumer-products manufacturer) from
                                            January, 1995 to September, 1999).

Richard W. Lowry   Trustee     1995         Private Investor since August, 1987       103                   None
(2)                                         (formerly Chairman and Chief
(Age 69)                                    Executive Officer, U.S. Plywood
                                            Corporation (building products
                                            manufacturer)).








Charles R. Nelson  Trustee     1981         Professor of Economics, University        101                   None
(Age 62)                                    of Washington, since January, 1976;
                                            Ford and Louisa Van Voorhis
                                            Professor of Political Economy,
                                            University of Washington, since
                                            September, 1993; (formerly Director,
                                            Institute for Economic Research,
                                            University of Washington, from
                                            September, 2001 to June, 2003;
                                            Adjunct Professor of Statistics,
                                            University of Washington, since
                                            September, 1980; Associate Editor,
                                            Journal of Money Credit and Banking,
                                            since September, 1993; consultant on
                                            econometric and statistical
                                            matters).

John J. Neuhauser  Trustee     1985         Academic Vice President and Dean of       103        Saucony, Inc.
(2)                                         Faculties since August, 1999, Boston                 (athletic footwear)
(Age 62)                                    College (formerly Dean, Boston
                                            College School of Management from
                                            September, 1977 to August, 1999).



                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                                                                                  FUND COMPLEX
 NAME/AGE           POSITION   YEAR FIRST       PRINCIPAL OCCUPATION(s)            OVERSEEN BY
AND ADDRESS        WITH FUNDS  ELECTED (1)      DURING PAST FIVE YEARS               DIRECTOR    OTHER DIRECTORSHIPS HELD
-----------------  ----------  -----------  ------------------------------------  -------------  ------------------------





Patrick J.         Trustee     2000         Partner, Perkins Coie, LLP                101        None
Simpson                                     (law firm).
(Age 61)










Thomas E. Stitzel  Trustee     1998         Business Consultant since 1999            101        None
(Age 69)                                    (formerly Professor of Finance from
                                            1975 to 1999; College of Business,
                                            Boise State University); Chartered
                                            Financial Analyst.








Thomas C.          Trustee     1996         Partner and Senior Advisor, Chicago       101        Anixter International (network
Theobald (3)                                Growth Partners (private equity                      support equipment distributor);
(Age 68)                                    investing) since September, 2004;                    Ventas Inc. (real estate investment
                                            (formerly Managing Director, William                 trust); Jones Lang LaSalle (real
                                            Blair Capital Partners (private                      estate management services) and
                                            equity investing) from September,                    Ambac Financial Group (financial
                                            1994 to September, 2004).                            guarantee insurance).






Anne-Lee Verville  Trustee     1998         Retired since 1997 (formerly General      101        Chairman of the Board of Directors,
(Age 59)                                    Manager, Global Education Industry,                  Enesco Group, Inc. (designer,
                                            IBM Corporation (computers and                       importer and distributor of
                                            technology) from 1994 to 1997).                      giftware and collectibles).







                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                                                                                  FUND COMPLEX
 NAME/AGE           POSITION   YEAR FIRST       PRINCIPAL OCCUPATION(s)            OVERSEEN BY
AND ADDRESS        WITH FUNDS  ELECTED (1)      DURING PAST FIVE YEARS               DIRECTOR    OTHER DIRECTORSHIPS HELD
-----------------  ----------  -----------  ------------------------------------  -------------  ------------------------

Richard L.         Trustee     1991         Retired since December, 2003              101        NorthWest Natural (a natural gas
Woolworth                                   (formerly Chairman and Chief                         service provider).
(Age 64)                                    Executive Officer, The Regence Group
                                            (regional health insurer); Chairman
                                            and Chief Executive Officer, Blue
                                            Cross Blue Shield of Oregon;
                                            Certified Public Accountant, Arthur
                                            Young & Company).





INTERESTED         Trustee     1994         Partner, Park Avenue Equity Partners      103        Lee Enterprises (print media); WR
DIRECTOR                                    (private equity) since February,                     Hambrecht + Co. (financial service
William E. Mayer                            1999; (formerly Partner, Development                 provider); First Health
(2)(4)                                      Capital LLC from November, 1996 to                   (healthcare); Readers Digest
(Age 65)                                    February, 1999).                                     (publisher); OPENFIELD Solutions
                                                                                                 (retail industry technology
                                                                                                 provider).






(1) In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 investment companies, which are advised by an affiliate of Columbia Management.

(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

(4) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Funds by reason of his affiliation with WR Hambrecht + Co.

FOR INFORMATION REGARDING THE EXECUTIVE OFFICERS OF YOUR FUND, SEE APPENDIX A TO THIS PROXY STATEMENT.

CONSOLIDATION OF LEGAL ENTITIES

The Trustees have also approved, subject to shareholder approval of the election of all current Trustees, the reorganization of each Fund that is currently a series of Liberty Variable Investment Trust as a series of SteinRoe Variable Investment Trust, to be renamed [Columbia Variable Investment Trust] (the "Combined Trust"). The Trustees believe that the consolidation of the Funds into a single legal entity will enhance the efficiency of compliance monitoring and administration. This consolidation is currently expected to be effected in the first quarter of 2006. The New Fund will have the same fundamental investment restrictions as the Fund immediately prior to the Reorganization (which will reflect any approvals of Proposals 2.A. through 2.M.). All of the Trustees of the Combined Trust are expected to serve as Trustees of the New Funds, even if one or more of such Trustees are no elected pursuant to Proposal 1.

The consolidation of legal entities (the "Reorganizations") would be effected pursuant to a plan of reorganization that provides for the transfer of all of the assets of each Fund to a corresponding series of the Combined Trust (a "New Fund") in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund, followed by the liquidation of the Fund (a "Plan").

As described in more detail below in "Information About the Combined Trust", the Combined Trust, like Liberty Variable Investment Trust, is a business trust governed by Massachusetts law and an agreement and declaration of trust (the "Declaration of Trust"). The Combined Trust has separate series representing different portfolios. Each series of the Combined Trust will have shares representing beneficial interests in the assets and liabilities belonging to that series, and shares of each series will be further divided into separate classes. The New Funds will continue the business of the Funds.

Each New Fund will have the same investment objectives, policies and restrictions as the corresponding Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders). In addition, each New Fund will be managed by the same investment team as the corresponding Fund using the same investment process, and will have the same management fees and expense structure as the corresponding Fund immediately prior to the Reorganization.

Because each Reorganization would satisfy the provisions of Rule 17a-8 of the Investment Company Act of 1940, as amended (the "1940 Act") that permits reorganizations without a shareholder vote and none of the Declarations of Trust of the Trusts requires a shareholder vote for such Reorganizations, no shareholder vote is required to complete the Reorganizations.

BACKGROUND AND REASONS FOR THE REORGANIZATIONS

At a meeting held on May 11, 2005, the Board, including all Trustees who are not "interested persons" of the Funds (as defined in Section 2(a)(19) of the 1940
Act) (each, an "Independent Trustee") unanimously approved the Reorganization of each Fund and recommended shareholder approval of each Reorganization. The Board was assisted in its determination by independent legal counsel for the Independent Trustees. The Board determined that each Reorganization would be in the best interests of the relevant Fund, and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Reorganization.

The Board also took into account the fact that the expected costs of the proposed Reorganizations, including the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, the fees associated with creating the New Funds, accounting fees, and legal fees, would be borne by Columbia Management and not the Trust or the Funds.

The primary purpose of the Reorganizations is to facilitate compliance monitoring and efficient administration.

AGREEMENT AND PLAN OF REORGANIZATION

Each Plan provides that the relevant New Fund will acquire all of the assets of the corresponding Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and for the issuance of the shares of the New Fund ("Reorganization Shares"), all as of the Exchange Date (defined in each Plan to be the date next following shareholder approval or which the Fund's prospectus is scheduled to be reprinted or such other date as may be agreed upon by the New Fund and the Fund). The following discussion of the Plans is qualified in its entirety by the full text of the Plan for each Fund, the form of which is attached as Exhibit 11 to this Proxy Statement.

Each Fund will sell all of its assets attributable to each class of its shares to the corresponding New Fund, and, in exchange, the New Fund will assume all of the liabilities of the Fund and deliver to the Fund a number of full and fractional shares of beneficial interest of the same class of the New Fund having an aggregate net asset value equal to the value of the assets of the Fund, less the value of the liabilities of the Fund assumed by the New Fund attributable to such class.

For federal income tax purposes, all of the Reorganizations are expected to be tax-free reorganizations. For more information about the tax consequences of the proposed Reorganizations, see "Federal Income Tax Consequences of the Reorganizations" below.

Upon consummation of the transactions proposed to occur on the Exchange Date, each Fund will distribute pro rata to its shareholders of record of each class as of the Exchange Date the full and fractional Reorganization Shares of such class received by the Fund. Each holder of shares of the Fund will receive a number of full and/or fractional Reorganization Shares having an aggregate net asset value on the Exchange Date equal to the value of and of the same class as the full and/or fractional shares of the Fund held by the shareholder as of the Exchange Date. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder.

The consummation of each Reorganization is subject to the conditions set forth in the Plan, including receipt of opinions of counsel, any of which may be waived. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the relevant Fund, prior to the Exchange Date, by mutual consent of the Trustees of the relevant Fund and trustees of the New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by each New Fund and its corresponding Fund of the transactions contemplated by the Plan will be borne by Columbia Management.

OTHER MATTERS

The investment objectives, policies and restrictions of each Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders) will be adopted by each New Fund and will not change as a result of the Reorganizations. In addition, Columbia Management will serve as the investment adviser of each New Fund. Furthermore, the management fees and expense structures of each New Fund will be the same as for the corresponding Fund.

Immediately prior to the Reorganizations, the New Funds will have nominal assets and no liabilities, and Columbia Management will be the sole shareholder of each New Fund.

INFORMATION ABOUT THE COMBINED TRUST. The Combined Trust is governed by a Declaration of Trust, By-Laws (the "By-Laws") and its Board. The Combined Trust is organized as a Massachusetts business trust governed by Massachusetts and federal law.

The table below summarizes the significant differences between the Declarations of Trust and By-Laws of the Combined Trust and of the Trusts. For additional information, shareholders of a Fund should refer directly to such documents, copies of which may be obtained by contacting the Combined Trust at its address listed on the cover page of this Proxy Statement.

                             THE COMBINED TRUST            LIBERTY VARIABLE INVESTMENT TRUST  STEINROE VARIABLE INVESTMENT TRUST
                        ---------------------------------  ---------------------------------  ----------------------------------
SHAREHOLDER LIABILITY:  A shareholder or former            A shareholder or former            A shareholder or former
                        shareholder held to be             shareholder held to be             shareholder held to be
                        personally liable solely by        personally liable solely by        personally liable solely by
                        reason of his or her being or      reason of his or her being or      reason of his or her being or
                        having been a shareholder is       having been a shareholder is       having been a shareholder is
                        entitled to                        entitled to be held harmless       entitled to be held harmless
                                                           from and indemnified               from and indemnified

                        be held harmless from and          against all loss and expense       against all loss and expense
                        indemnified against all loss and   arising from such liability.       arising from such liability.
                        expense arising from such
                        liability.                         Every note, bond, contract,        Every note, bond, contract,
                                                           instrument, certificate or         instrument, certificate or
                        Every note, bond, contract,        undertaking made or issued by      undertaking made or issued by
                        instrument, certificate or         any Trustees or Trustee or by      any Trustees or Trustee or by
                        undertaking made or issued by      any officers or officer must       any officers or officer must
                        any Trustees or Trustee or by      recite that the same was           recite that the same was
                        any officers or officer must       executed or made by or on behalf   executed or made by or on behalf
                        recite that the same was           of the Trust and that              of the Trust and that
                        executed or made by or on behalf   obligations of such instrument     obligations of such instrument
                        of the Trust and that              are not binding on any of them     are not binding on any of them
                        obligations of such instrument     or shareholders individually.      or shareholders individually.
                        are not binding on any of them
                        or shareholders individually.

SHAREHOLDER VOTING      Shareholders have the power to     Shareholders have the power to     Shareholders have the power to
RIGHTS:                 vote only (i) for the election     vote only (i) for the election     vote only (i for the election or
                        or, to the extent required by      or removal of Trustees; (ii)       removal of Trustees; (ii with
                        law, removal of Trustees; (ii)     with respect to any investment     respect to any investment
                        with respect to any termination,   adviser; (iii) with respect to     adviser; (iii with respect to
                        by the shareholders, of the        any termination, by the            any termination, by the
                        Trust or series or class of the    shareholders, of the Trust or      shareholders, of the Trust or
                        Trust; (iii) with respect to       series or class of the Trust;      series or class of the Trust;
                        derivative actions, to the         (iv) with respect to any           (iv) with respect to any
                        extent certain demand              amendment, by the Trustees that    amendment, by the shareholders,
                        requirements are met; and (iv)     requires shareholder               to the Declaration of Trust; (v)
                        with respect to any other          authorization; (v) with respect    with respect to derivative
                        matters required by law, the       to derivative actions similar to   actions similar to a
                        organizational documents or        a Massachusetts corporation; and   Massachusetts corporation, to the
                        deemed desirable by the Board of   (vi) with respect to any other     extent certain demand
                        Trustees.                          matters required by law, the       requirements are met; and (vi)
                                                           organizational documents, or       with respect to any other
                        No shareholder may bring a         deemed desirable by the Board of   matters required by law, the
                        derivative claim without first     Trustees.                          organizational documents or
                        requesting the Trustees to                                            deemed desirable by the Board of
                        bring or maintain such action,     On a record date, each             Trustees.
                        proceeding or claim. Such demand   outstanding share or fractional
                        shall be excused only when the     share is entitled to one vote or   Each whole share (or fractional
                        plaintiff makes a specific         a proportional fractional vote.    share) outstanding on the record
                        showing that irreparable injury                                       date is entitled to a number of
                        to the Trust or series would       Shareholders may vote together     votes on any matter which it is
                        otherwise result.                  with shareholders of the other     entitled to vote equal to the
                                                           series of the Trust on matters     net asset value of the share (or
                        Each whole share (or fractional    affecting the Trust as a whole,    fractional share) in U.S.
                        share) outstanding on the record   such as the election of            dollars determined at the close
                        date is entitled to a number of    Trustees.                          of business on the record date
                        votes on any matter which it is
                        entitled to vote equal to the
                        net asset value of the share (or
                        fractional share) in U.S.
                        dollars determined at the close
                        of business on the record date
                        (for example, a share having a
                        net asset value of $10.50 would
                        be entitled to 10.5 votes).

                        Shareholders will vote

                                      -16-

                        together with shareholders of the                                     (for example, a share having a
                        other series of the Trust on                                          net asset value of $10.50 would
                        matters affecting the Trust as a                                      be entitled to 10.5 votes).
                        whole, such as the election of
                        Trustees.                                                             Shareholders may vote together
                                                                                              with shareholders of the other
                                                                                              series of the Trust on matters
                                                                                              affecting the Trust as a whole,
                                                                                              such as the election of
                                                                                              Trustees.

SHAREHOLDER MEETINGS:   Shareholders have no specific      Shareholders have no specific      Shareholders may call a meeting
                        right to call meetings, except     right to call meetings, except     upon written application of
                        as may be required by applicable   as may be required by applicable   shareholders holding at least
                        law, including the Investment      law, including the Investment      10% of the outstanding shares,
                        Company Act of 1940.               Company Act of 1940.               or 10% of the outstanding shares
                                                                                              of any series or class (if
                                                                                              shareholders of such series or
                                                                                              class are entitled to vote by
                                                                                              individual series or class). The
                                                                                              application must state the
                                                                                              purpose of the meeting and the
                                                                                              matters to be acted upon.

SHAREHOLDER QUORUM:     30% of the shares entitled to      30% of the shares entitled to      30% of the shares entitled to
                        vote at the meeting.               vote at the meeting.               vote at the meeting.

SHAREHOLDER CONSENT:    Majority consent required for      Majority consent required for      Majority consent required for
                        shareholder action taken without   shareholder action taken without   shareholder action taken without
                        a meeting.                         a meeting.                         a meeting.

NOTICE TO               Notice of shareholder meetings     Written notice of shareholder      Notice of shareholder meetings
SHAREHOLDERS:           is to be mailed, postage           meetings must be given not less    is to be mailed, postage
                        prepaid, or sent by facsimile or   than seven days in advance.        prepaid, not less than seven
                        other electronic submission not                                       days before the date of such
                        less than seven days before the    Notice is not expressly required   meeting.
                        date of such meeting.              to state the purpose for which
                                                           the meeting is called.             Notice must include the purpose
                        Notice is not expressly required                                      or purposes for which a meeting
                        to include the purpose for which                                      is called.
                        the meeting is called.

SHAREHOLDER PROXIES:    Shareholders may put a proxy in    Shareholders may put a proxy in     Shareholders may put a proxy in
                        place for a duration of up to      place for a duration of up to       place for a duration of up to
                        six months.                        six months.                         six months.

TRUSTEE'S POWER TO      The Declaration of Trust may be    The Declaration of Trust may be    Except when otherwise required
AMEND DECLARATION OF    amended at any time by an          amended at any time by an          by the Investment Company Act of
TRUST:                  instrument in writing signed by    instrument in writing signed by    1940, the Declaration of Trust
                        a majority of the then Trustees,   a majority of the then Trustees    may be amended by a majority
                        provided that, for                 when authorized so to do by vote   vote of the Trustees, provided
                        non-ministerial amendments,        of a majority of the shares        that, for non-ministerial
                        notice is promptly mailed to       entitled to vote with respect to   amendments, notice is mailed to
                        shareholders as of the day such    such amendment, except that        the shareholders upon the same
                        amendment is effective.            shareholder authorization is not   day such amendment is effective.
                                                           required for amendments to
                                                           change the name of the Trust,
                                                           supply any omission, cure any

                                                           ambiguity or cure, correct or
                                                           supplement any defective or
                                                           inconsistent provision.

TERMINATION OF TRUST:   Shareholders have the right to     Shareholders have the right to     Shareholders have the right to
                        terminate the Trust, or series     terminate the Trust or series      terminate the Trust, or series
                        or class, upon approval of at      upon approval of at least          or class, upon approval of at
                        least 66 2/3% of the outstanding   two-thirds of the outstanding      least a majority of the
                        shares of the Trust or the         shares of the Trust or the         outstanding shares of the Trust
                        affected series or class.          affected series.                   or the affected series or class.

                        Trustees may terminate the         Trustees may terminate the Trust   Trustees may terminate the
                        Trust, or any series or class,     or series without shareholder      Trust, or series or class,
                        without shareholder approval by    approval by written notice to      without shareholder approval by
                        written notice to shareholders.    the shareholders.                  written notice to shareholders.

MERGER OR               The Declaration of Trust           Shareholders have no express       Shareholders have no express
CONSOLIDATION TRUST:    provides that a consolidation,     right under the Declaration of     right under the Declaration of
                        merger or transfer may be          Trust to vote on mergers or        Trust to vote on mergers or
                        authorized by vote of a majority   consolidations.                    consolidations.
                        of the Trustees then in office
                        without shareholder approval,
                        unless otherwise required by
                        law.

REMOVAL OF TRUSTEES:    Trustee may be removed, with or    Trustee may be removed, with or    Trustee may be removed, with or
                        without cause, by a majority of    without cause, by (i) a majority   without cause, by (i) a majority
                        Trustees then in office.           of Trustees then in office or      of Trustees then in office; (ii)
                                                           (ii) by a vote of two-thirds of    by a vote of two-thirds of the
                                                           the holders of outstanding         holders of outstanding shares at
                                                           shares, with, at a meeting         a meeting called for the
                                                           called for the purpose.            purpose; or (iii) by the holders
                                                                                              of two-thirds of the outstanding
                                                                                              shares by declaration in writing
                                                                                              filed with the custodian of the
                                                                                              Trust.

DIRECTOR/TRUSTEE        Not limited.                       Not limited.                       Not limited.
COMMITTEES:

TRUSTEE LIABILITY:      Trustees are not personally        Trustees are not personally        Trustees are not personally
                        liable for claims against the      liable for claims against the      liable for claims against the
                        Trust or for any neglect or        Trust or for any neglect or        Trust or for any neglect or
                        wrongdoing of any officer,         wrongdoing of any officer,         wrongdoing of any officer,
                        agent, employee, investment        agent, employee, investment        agent, employee, investment
                        adviser, or principal              adviser, or principal              adviser, or principal
                        underwriter of the Trust. Each     underwriter of the Trust. Each     underwriter of the Trust. Each
                        Trustee is not responsible for     Trustee is not responsible for     Trustee is not responsible for
                        the act or omission of any other   the act or omission of any other   the act or omission of any other
                        Trustee and may be liable only     Trustee and may be liable only     Trustee and may be liable only
                        by reason of willful               by reason of willful               by reason of willful
                        misfeasance, bad faith, gross      misfeasance, bad faith, gross      misfeasance, bad faith, gross
                        negligence or reckless disregard   negligence or reckless disregard   negligence or reckless disregard
                        of the duties involved in the      of the duties involved in the      of the duties involved in the
                        conduct of his office.             conduct of his office.             conduct of his office.

TRUSTEE                 The By-Laws state that the Trust   The Declaration of Trust states    The Declaration of Trust states
INDEMNIFICATION:        will indemnify each of its         that the Trust will indemnify      that the Trust will indemnify
                        Trustees and officers who are      each of its Trustees and           each of its Trustees and
                        not employees or officers of any   officers against all liabilities   officers against all liabilities
                        investment adviser to the Trust    and expenses, including amounts    and expenses, including amounts
                        or any affiliated person thereof   paid in satisfaction of            paid in satisfaction of
                        and may indemnify each of its      judgments, in compromise, as       judgments, in compromise, as
                        officers who are employees or      fines and penalties, and as        fines and penalties, and as
                        officers of any investment         counsel fees, reasonably           counsel fees, reasonably
                        adviser to the Trust or any        incurred by such person while in   incurred by such person while in
                        affiliated person thereof          office or thereafter, by reason    office or thereafter, by reason
                        against all liabilities and        of the indemnified person's        of the indemnified person's
                        expenses, including amounts paid   service as a Trustee or officer.   service as a Trustee or officer.
                        in satisfaction of judgments, in   The Trust will not indemnify its   The Trust will not indemnify its
                        compromise, as fines and           Trustees and officers against      Trustees and officers against
                        penalties, and as counsel fees,    any liability to the Trust or to   any liability to the Trust or to
                        reasonably incurred by such        its shareholders to which he or    its shareholders to which he or
                        person while in office or          she would otherwise be subject     she would otherwise be subject
                        thereafter, by reason of the       by reason of willful               by reason of willful
                        indemnified person's service as    misfeasance, bad faith, gross      misfeasance, bad faith, gross
                        a Trustee or officer. The Trust    negligence or reckless disregard   negligence or reckless disregard
                        will not indemnify its Trustees    of the duties involved in the      of the duties involved in the
                        and officers against any           conduct of such person's office.   conduct of his office.
                        liability to the Trust or to its
                        shareholders to which he or she    Under the Declaration of Trust,    Under the Declaration of Trust,
                        would otherwise be subject by      in the absence of a final          in the absence of a final
                        reason of willful misfeasance,     decision on the merits by an       decision on the merits by an
                        bad faith, gross negligence or     adjudicating body that such        adjudicating body that such
                        reckless disregard of the duties   person is liable by reason of      person is not liable by reason
                        involved in the conduct of his     willful misfeasance, bad faith,    of willful misfeasance, bad
                        office.                            gross negligence or reckless       faith, gross negligence or
                                                           disregard of the duties involved   reckless disregard of the duties
                        Under the By-Laws, in the          in the conduct of their office,    involved in the conduct of their
                        absence of a final decision on     indemnification will be provided   office, no indemnification will
                        the merits by an adjudicating      if (a) approved as in the best     be provided unless such person
                        body that such person has not      interests of the Trust, after      is determined to be not liable
                        acted in good faith in the         notice that it involves such       by (a) a vote of a majority of
                        reasonable belief that such        indemnification, by at least a     the disinterested Trustees or
                        person's action was in the best    majority of the disinterested      (b) an independent legal counsel
                        interests of the Trust or is       Trustees acting on the matter      as expressed in a written
                        liable to the Trust or its         (provided that a majority of the   opinion.
                        Shareholders by reason of          disinterested Trustees then in
                        willful misfeasance, bad faith,    office act on the matter) upon a
                        gross negligence or reckless       determination, based upon a
                        disregard of the duties involved   review of readily available
                        in the conduct of his or her       facts, that such person is not
                        office, indemnification will be    liable to the Trust or its
                        provided if (a) approved, after    shareholders by reason of
                        notice that it involves such       willful misfeasance, bad faith,
                        indemnification, by at least a     gross negligence or reckless
                        majority of the disinterested      disregard of the duties involved
                        Trustees acting on the matter      in the conduct of his or her
                        (provided that a majority of the   office or (b) there has been
                        disinterested Trustees then in     obtained an opinion in writing
                        office act on the matter) upon a   of independent legal counsel to
                        determination, based upon a        the effect that such

                        review of readily available        indemnification would not
                        facts, that such person has        protect such person against any
                        acted in good faith in the         liability to the Trust to which
                        reasonable belief that such        such person would otherwise be
                        person's action was in the best    subject by reason of willful
                        interests of the Trust and is      misfeasance, bad faith, gross
                        not liable to the Trust or its     negligence or reckless disregard
                        shareholders by reason of          of the duties involved in the
                        willful misfeasance, bad faith,    conduct of his or her office.
                        gross negligence or reckless
                        disregard of the duties involved
                        in the conduct of his or her
                        office or (b) there has been
                        obtained an opinion in writing
                        of independent legal counsel,
                        based upon a review of readily
                        available facts to the effect
                        that such person appears to have
                        acted in good faith in the
                        reasonable belief that such
                        person's action was in the best
                        interests of the Trust and that
                        such indemnification would not
                        protect such person against any
                        liability to the Trust to which
                        such person would otherwise be
                        subject by reason of willful
                        misfeasance, bad faith, gross
                        negligence or reckless disregard
                        of the duties involved in the
                        conduct of his or her office.

LEGAL EXPENSES:         The By-Laws state that legal       The Declaration of Trust states    The Declaration of Trust states
                        expenses may be paid from time     that legal expenses may be paid    that legal expenses may be paid
                        to time by the Trust in advance    from time to time by the Trust     from time to time by the Trust
                        of the final disposition of any    in advance of the final            in advance of the final
                        such proceeding if the Trust       disposition of any such            disposition of any such
                        receives a written undertaking     proceeding if the Trust receives   proceeding if the Trust receives
                        by the indemnified person to       a written undertaking by the       a written undertaking by the
                        reimburse the Trust in the event   indemnified person to reimburse    indemnified person to reimburse
                        it is subsequently determined      the Trust in the event it is       the Trust (unless it is
                        that the indemnified person is     subsequently determined that the   determined that such person is
                        not entitled to such               indemnified person is not          ultimately entitled to
                        indemnification and (a) the        entitled to such indemnification   indemnification) and (a) the
                        indemnified person provides        and (a) the indemnified person     indemnified person provides
                        security for his undertaking, or   provides security for his          security for his undertaking, or
                        (b) the Trust is insured against   undertaking, or (b) the Trust is   (b) the Trust is insured against
                        losses arising by reason of any    insured against losses arising     losses arising by reason of any
                        lawful advances, or (c) a          by reason of any lawful            lawful advances, or (c) a
                        majority of the disinterested,     advances, or (c) a majority of     majority of the disinterested,
                        non-party Trustees or an           the disinterested, non-party       non-party Trustees or an
                        independent legal counsel, as      Trustees or an independent legal   independent legal counsel, as
                        expressed in a written opinion,    counsel, as expressed in a         expressed in a written opinion,
                        determines that there is reason    written opinion, determines that   determines that there is reason
                        to believe that the indemnified    there is reason to believe that    to believe that the indemnified
                        person ultimately will be found    the indemnified person             person ultimately will be found
                        entitled to indemnification.       ultimately will be found           entitled to indemnification.
                                                           entitled to indemnification.

DIVIDENDS:              Not limited.                       Not limited.                       Not limited.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The Reorganizations are intended to be tax-free. As a condition to each Fund's obligation to consummate the Reorganization, the Fund will receive an opinion from Ropes & Gray LLP, counsel to each Trust, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes, except as noted below:

(i)   the Reorganization will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Fund and the New Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss will be recognized by the Fund upon the transfer of its assets to the New Fund in exchange for Reorganization Shares and the assumption by the New Fund of the Fund's liabilities, or upon the distribution of such Reorganization Shares by the Fund to the shareholders of the Fund in liquidation;

(iii) under Section 354 of the Code, the Fund shareholders will recognize no gain or loss upon exchange of their shares of the Fund for the Reorganization Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares to be received by each shareholder of the Fund will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor;

(v) under Section 1223(1) of the Code, the holding period of the Reorganization Shares received by each shareholder of the Fund will include the holding period for the Fund shares exchanged for the Reorganization Shares; provided such shares of the Fund were held as a capital asset on the date of the exchange;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the assets transferred to the New Fund pursuant to the Plan in exchange for the Reorganization Shares and assumption by the New Fund of the liabilities of the Fund;

(vii) under Section 362(b) of the Code, the New Fund's tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund's tax basis in such assets immediately prior to such exchange;

(viii) under Section 1223(2) of the Code, the New Fund's holding period in such assets will include the Fund's holding period in such assets;

(ix) under Section 381 of the Code, the New Fund will succeed to the capital loss carryovers of the Fund, if any, but the use by the New Fund of any such capital loss carryovers (and of capital loss carryovers of the New
       Fund) may be subject to limitation under Sections 383 and 284 of the Code.

The opinion will be qualified to reflect that the Code requires that certain contracts or securities (including, in particular, futures contracts, certain foreign currency contracts, "non-equity" options and investments in "passive foreign investment companies") be marked-to-market (treated as sold for their fair market value) at the end of a taxable year (or upon their termination or transfer).

The opinion will be based on certain factual certifications made by officers of each Trust and the Funds and will also be based on customary assumptions. Each Fund has agreed to make and provide additional representations to Ropes & Gray with respect to each Fund that are reasonably requested by Ropes & Gray. The opinion is not a guarantee that the tax consequences of the Reorganizations will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

TRUSTEES' COMPENSATION

The members of the Board of Trustees also serve as trustees for certain other registered investment companies advised by Columbia Management (the "Fund Complex"). As of December 31, 2004, the Fund Complex consisted of 127 open-end funds and 11 closed-end management investment company portfolios. Two-thirds of the Trustees' fees are allocated among the funds within the Fund Complex based on the relative net assets of each fund and one-third of the fees is divided equally among the funds within the Fund Complex.

FOR MORE INFORMATION REGARDING THE COMPENSATION OF THE TRUSTEES, SEE APPENDIX
B.1 AND APPENDIX B.2 TO THIS PROXY STATEMENT.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to the Fund's Board or an individual Trustee in writing, c/o the Secretary of the Funds, One Financial Center, Boston, MA 02111-2621. The Secretary may determine not to forward to the Board or a Trustee any letter that does not relate to the business of a Fund.

TRUSTEE SHARE OWNERSHIP

The table in Appendix C shows, as of December 31, 2004, the dollar range of equity securities beneficially owned by each Trustee (i) in each of the Funds, and (ii) in all funds overseen by the Trustee in the Fund Complex. Except as shown in Appendix C, the Trustees did not, as of December 31, 2004 beneficially own shares of the Funds.


TRUSTEES' MEETINGS AND COMMITTEES

The Board is responsible for the overall management and supervision of your Fund's affairs and for protecting the interests of your Fund's shareholders. For the fiscal year ended December 31, 2004, your Fund held 18 meetings (5 regular joint Board meetings and 13 special joint Board meetings). The Funds are not required under their Declarations of Trust to hold annual meetings, but have voluntarily undertaken to hold meetings to elect Trustees at least every five years, beginning in 2005.

The Board has created several committees to perform specific functions on behalf of the Funds. The members of each committee, along with a description of each committee's functions, appear below, followed by a table that sets forth the number of meetings held by each committee during the last fiscal year.

1. AUDIT COMMITTEE

Your Fund has an Audit Committee (the "Audit Committee") comprised of Trustees who are not "interested persons" (as defined in the 1940 Act) of any Fund. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise.

The Audit Committee serves as an independent and objective party to monitor your Fund's accounting policies, financial reporting and internal control systems and the work of your Fund's independent registered public accountant. The Audit Committee also serves to provide an open avenue of communication between the independent registered public accountants, Columbia Management Group, Inc.'s ("Columbia") internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of (1) the integrity of your Fund's financial statements, (2) your Fund's compliance with legal and regulatory requirements, (3) the independent registered public accountant's qualifications and independence, (4) the performance of Columbia Management's internal audit function, and (5) the independent registered public accountant. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants (including the resolution of disagreements between management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for your Fund.

The Funds' Audit Committee members are Ms. Verville and Messrs. Hacker, Stitzel and Woolworth.

Based on the recommendation from the Audit Committee and on its own review, the Board selected PricewaterhouseCoopers LLP ("PwC") as independent registered public accountant for your Fund for its fiscal year. Representatives of PwC are not expected to be at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

2. GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of each Fund. The Funds have no nominating or compensation committee. The Governance Committee performs certain of the functions typically performed by those committees. Among other things, the Governance Committee recommends to the Board nominees for Trustee and nominees for appointment to various committees; performs periodic evaluations of the effectiveness of the Board; reviews and recommends to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities; and reviews and makes recommendations to the Board regarding the compensation of the Trustees who are not affiliated with Columbia. On February 9, 2005, the Governance Committee adopted a written charter which sets forth the Governance Committee's structure, duties and powers, and methods of operation. A copy of the Governance Committee Charter is attached as Appendix D

Three of the four Governance Committee members, Messrs. Lowry, Simpson and Theobald, who are not "interested persons" (as defined in the 1940 Act) of any Fund ("Governance Committee Independent Trustees"), participate in the consideration, selection and nomination of Trustees. The Governance Committee Independent Trustees will consider candidates for Trustee identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. Shareholders of your Fund who wish to nominate a candidate to your Fund's Board may send information regarding prospective candidates to the Governance Committee, in care of the relevant Fund, at One Financial Center, Boston, MA

02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and such other information as may be helpful to the Governance Committee Independent Trustees in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of your Fund is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting new Board members. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.

When considering candidates for Trustee, the Governance Committee Independent Trustees consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from your Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee Independent Trustees will evaluate whether a candidate is an "interested person" under the 1940 Act. The Governance Committee Independent Trustees also consider whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

The Governance Committee Independent Trustees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee Independent Trustee by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee Independent Trustees would be arranged. If a Governance Committee Independent Trustee, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee Independent Trustees for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

3. ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of each Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the committee by the Board.

4. COMPLIANCE COMMITTEE

Mses. Kelly and Verville, and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Funds. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Funds' investment adviser, principal underwriter and transfer agent.

                              NUMBER OF
                               MEETINGS
                           FOR FISCAL YEAR
                                ENDED
                          DECEMBER 31, 2004
                          -----------------
Audit Committee                  11
Governance Committee              4
Advisory Fees & Expenses
  Committee                       7
Compliance Committee              6

5. INVESTMENT OVERSIGHT COMMITTEES

Each Investment Oversight Committee ("IOC") is responsible for monitoring, on an ongoing basis, a select group of Columbia Funds and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds will attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. Investment Oversight Committee 1 currently consists of Messrs. Lowry, Mayer and Neuhauser. Investment Oversight Committee 2 currently consists of Mr. Hacker and Ms. Verville. Investment Oversight Committee 3 currently consists of Ms. Kelley and Messrs. Stitzel and Theobald. Investment Oversight Committee 4 currently consists of Messrs. Nelson, Simpson and Woolworth.

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT ACCOUNTANT SERVICES

The Audit Committee is required to pre-approve the engagement of your Fund's independent registered public accountant to provide audit and non-audit services to your Fund and non-audit services to Columbia Management or any entity controlling, controlled by or under common control with Columbia Management that provides ongoing services to the Funds ("Columbia Affiliate"), if the engagement relates directly to the operations or financial reporting of the Funds. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy ("Policy"). The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Funds' independent registered public accountant are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accountant.

The Policy provides for the general pre-approval by the Audit Committee of certain: (i) audit services to the Funds; (ii) audit-related services to the Funds; (iii) tax services to the Funds; (iv) other services to the Funds; and
(v) Fund-related services to Columbia Affiliates. The Policy requires the Fund Treasurer and/or Director of Trustee Administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule(s) must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fee caps for each instance of providing each service. At least annually, the Audit Committee will review and approve the types of services and review the projected fees for the next year, and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual New Fund. The fee amounts listed on the schedules will be updated to the extent necessary at each of the other regularly scheduled meetings of the Audit Committee.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The table in Appendix E1 sets forth the aggregate fees billed by PwC for each Fund's last two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Funds' semi-annual financial statements; (iii) tax services and, primarily, reviews of Fund tax returns; and (iv) other services. Please note that the table includes amounts related to non-audit services that would have been subject to pre-approval if Securities and Exchange Commission ("SEC") rules relating to the pre-approval of non-audit services had been in effect at that time.

All of the audit fees, audit-related fees, tax fees and other fees billed by PwC for services provided to a Fund during its most recent fiscal year were pre-approved by the Audit Committee.

The amount billed by PwC in each of the last two fiscal years for audit-related services provided to Columbia or Columbia Affiliates for engagements that related directly to the operations or financial reporting of each Fund was $95,000.

The table in Appendix E2 sets forth the aggregate fees billed by PwC for non-audit services for the Funds, Columbia and Columbia Affiliates for the last two fiscal years.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PwC.

REQUIRED VOTE. The affirmative vote of a plurality of the holders of shares of beneficial interest of each Fund present at the Meeting in person or by proxy is required for the election of each such Trustee.

II.   PROPOSAL 2: ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following proposals, the Trustees recommend that shareholders of the affected Funds approve the elimination of and revisions to certain fundamental investment restrictions of such Funds. Generally, the purpose of these proposed changes is to increase each Fund's investment flexibility and reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions across all Funds.

BACKGROUND. The 1940 Act requires registered investment companies like the Funds to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote.

The proposed elimination of and revisions to certain of the fundamental investment restrictions of the Funds are discussed below. Columbia Management has indicated that it has no present intention of changing the manner in which it manages the Funds in response to these proposals. By eliminating those fundamental investment restrictions that are not required and revising those fundamental investment restrictions that are required, however, the Trustees believe that Columbia Management will be better able to manage the Funds in a changing regulatory or investment environment. In addition, the process of monitoring the Funds' compliance with investment restrictions will be simplified.

The discussion below in Proposals 2.A. through 2.M. highlights the differences between the Funds' current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction. However, because the current fundamental investment restrictions vary among the Funds, shareholders of each Fund should consider comparing their Fund's current restrictions (contained in EXHIBITS 1 through 14) with the proposed restrictions.

2.A. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY, PLEDGING ASSETS AND ISSUING SENIOR SECURITIES.

AFFECTED FUNDS: All Funds

The 1940 Act requires the Funds to state the extent to which they may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). EXHIBITS 1 and 2 list the current fundamental investment restrictions of each of the affected Funds with respect to borrowing money, pledge assets and issuing senior securities, respectively. Generally, the Funds' current fundamental investment restrictions are more restrictive than these 1940 Act requirements.

The Trustees recommend that each affected Fund amend its policy so that it will allow each affected Fund to issue senior securities, pledge assets or borrow money to the full extent permitted under applicable law.

The proposed changes would automatically conform each affected Fund's policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction. In addition, the proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the Funds' fundamental investment restrictions with respect to borrowing money and issuing senior securities. The 1940 Act does not require a fundamental restriction with respect to the ability to pledge assets.

The proposed amended fundamental investment restriction is as follows:

      "The fund may not. . . [b]orrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

2.B. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS.

AFFECTED FUNDS: All Funds

The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. The Trustees recommend that each Fund's fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Funds. The amendment would permit each Fund to enter into repurchase agreements and securities loans to the extent permitted by the 1940 Act and applicable rules and exemptive relief. EXHIBIT 3 lists the current fundamental investment restriction of each Fund with respect to making loans.

The proposed amended fundamental investment restriction is as follows:

      "The fund may not. . . [m]ake loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

Following the amendment, each Fund may, consistent with the 1940 Act and its investment objective and policies, enter into repurchase agreements and securities loans without limit. The staff of the SEC has taken the position that a Fund may not loan more than 1/3 of the total value of its assets (including any collateral for such loans). As noted above, although Columbia Management has no present intention of changing the way in which each Fund is managed, this increased flexibility could assist each Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. The proposed change would also automatically conform each Fund's lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

When a Fund enters into a repurchase agreement, it typically purchases a security for a relatively short period of time (usually not more than seven days), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. When a Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower or a fee from the borrower. The borrower may also pay the Fund an amount equal to any interest, dividends or other distributions payable on the securities lent. These transactions must be fully collateralized at all times, but involve risk to the Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the Fund's counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty's estate.

2.C. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
DIVERSIFICATION OF INVESTMENTS.

AFFECTED FUNDS:

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Asset Allocation Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Liberty Money Market Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

The Trustees recommend that each affected Fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect applicable law and a uniform policy for all of the affected Funds.

Each affected Fund is a "diversified" Fund as defined in the 1940 Act. Under the 1940 Act, a "diversified" Fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the Fund's total assets is not subject to this restriction.

EXHIBIT 4 lists the current fundamental investment restrictions of each of the affected Funds with respect to diversification of investments. The proposed amended fundamental investment restriction is designed to track the statutory definition of "diversified" company and read as follows:

      "The fund may not ... [p]urchase securities (except securities issued or guranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief."

It is intended that this restriction will be interpreted in a manner consistent with the statutory requirements, including rules adopted and interpretations of the SEC under Section 5 of the 1940 Act. For example, for purposes of this restriction, in accordance with Rule 5b-2 of the 1940 Act, the value of a guarantee or letter of credit may be excluded from the value of a Fund's investments in the guarantor (or issuer of the letter credit) if the aggregate value of securities owned by the Fund and guaranteed by such guarantor (plus any other investments in securities issued by the guarantor) does not exceed 10% of the Fund's total assets.

The Trustees recommend that the affected Funds' current fundamental investment restrictions with respect to diversification of investments be amended as proposed in order to conform the affected Funds' restrictions to the statutory requirements discussed above. These proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to diversification of investments.

2.D. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN COMMODITIES.

AFFECTED FUNDS:

Columbia High Yield Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Asset Allocation Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series

The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of commodities. EXHIBIT 5 lists the current fundamental investment restriction of each Fund with respect to investment in commodities and commodity contracts. The Funds' current restrictions generally prohibit them from purchasing commodities or commodity contracts, but for certain of the Funds permit them to invest in certain futures contracts.

The proposed amended fundamental investment restriction is as follows:

      "The fund may not ... [p]urchase or sell commodities, except that a fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions, including without limitation forward currency contracts."

The Trustees recommend that the affected Funds' current fundamental investment restrictions with respect to investments in commodities be amended as proposed. The proposed amendment would make it clear that the Funds may utilize not only certain futures, but also options, options on futures and other financial transactions that do not involve physical commodities to the extent consistent with the Funds' investment objectives and policies. The addition of financial transactions relating to commodities is intended to give the Funds maximum flexibility to invest in a variety of modern financial instruments that could technically be considered commodities, but which do not involve the direct purchase and sale of physical commodities, which are the intended focus of the restriction. Although Columbia Management has no present intention of changing the way in which the Funds are managed as a result of this amendment, this investment flexibility could, in the future, assist the Funds in achieving their investment objectives, in part because such strategies may offer opportunities for hedging and increased investment return. These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to commodities.

2.E. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL ESTATE.

AFFECTED FUNDS: All Funds

The 1940 Act requires the Funds to state a fundamental policy regarding the purchase and sale of real estate. EXHIBIT 6 lists the current fundamental investment restriction of each Fund with respect to investment in real estate and securities secured by and/or of companies that deal in real estate. Currently, many Funds' investment policies restrict their ability to sell real estate even when the Fund acquires ownership of the real estate as a result of its permissible investments. For instance, it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate if the issuer defaulted on its debt obligations. Accordingly, the Trustees recommend that this policy be modified to allow the holding and sale of real estate when ownership of real estate results from the excercise of its rights as a holder of real estate securities and to clarify that a Fund may invest in real estate-related securities and real estate-backed securities or instruments.

The proposed amended fundamental investment restriction is as follows:

      "The fund may not ... [p]urchase or sell real estate, except a fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein."

These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to real estate.

2.F. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING OF SECURITIES.

AFFECTED FUNDS: All Funds

The 1940 Act requires the Funds to state the extent to which they intend to engage in the business of underwriting securities issued by other persons. Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under applicable law. The SEC staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as funds, do not make the institutional investor an underwriter in these circumstances.

EXHIBIT 7 lists the current fundamental investment restrictions with respect to participation in the underwriting of securities of each of the affected Funds. The proposed amended fundamental investment restriction is as follows:

      "The fund may not ... [u]nderwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933 except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the fund's ability to invest in securities issued by other registered investment companies."

The Trustees recommend that this policy be amended as proposed in order to conform the affected Funds' policies to the statutory and related requirements discussed above and to the policies of the other Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to underwriting of securities.

2.G. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES ON MARGIN

AFFECTED FUNDS:

Columbia High Yield Fund, Variable Series

The affected Fund has a fundamental investment restriction stating that:

            The Fund may not "[p]urchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position."

There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to purchasing securities on margin. Section 12(a)(i) of the 1940 Act generally prohibits a fund from purchasing securities on margin in contravention of any SEC rules. To date, however, the SEC has not adopted any such rules. As noted above, although Columbia Management has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, the Trustees believe it is not in the Fund's best interests to maintain unnecessary fundamental policies. Accordingly, the Trustees and Directors recommend that the affected Fund's fundamental investment restriction with respect to purchasing securities on margin be eliminated.

2.H. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

AFFECTED FUNDS:

Colonial Small Cap Value Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Asset Allocation Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

EXHIBIT 8 lists the current fundamental investment restriction of each of the affected Funds with respect to investing for the purpose of exercising control. Applicable regulations formerly required disclosure on this subject to the extent that a fund intends to invest in companies for the purpose of exercising control (as defined in the 1940 Act). There is no requirement, however, that a fund have an affirmative policy on this subject, or that any policy that it does have be categorized as fundamental. As noted above, although Columbia Management has no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Funds' best interests to maintain fundamental investment restrictions that are not required by applicable law, the Trustees recommend that each affected Fund's fundamental investment restriction with respect to investing for the purpose of exercising control be eliminated.

2.I. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT SALES

AFFECTED FUND:

Columbia High Yield Fund, Variable Series

The affected Fund has a fundamental investment restriction stating that:

            The Fund may not "[p]urchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position."

There are no SEC rules requiring, and the 1940 Act does not require the Fund to state a fundamental investment policy with respect to short sales. As noted above, although Columbia Management has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Fund's best interests to maintain fundamental investment restrictions that are not required by applicable law, the Trustees recommend that the affected Fund's fundamental investment restriction with respect to short sales be eliminated.

2.J. AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

AFFECTED FUNDS: All Funds

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries without shareholder approval, and must concentrate its investments consistent with any policy to do so. Although "concentration" is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests more than 25% of its net assets in securities of issuers in that industry.

EXHIBIT 9 lists the affected Funds' current fundamental investment restrictions with respect to concentrating investments in an industry. The proposed amended fundamental investment restriction is as follows:

      "The fund may not ... [p]urchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."

For Liberty Money Market Fund, Variable Series only, the proposed amended fundamental investment restriction would also add: "This restriction shall not apply to securities of issuers in the financial services industry."

For purposes of the amended fundamental investment restriction, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry). The Trustees recommend that this policy be amended as shown above to conform the affected Funds' policies to the statutory and related requirements discussed above and to the policies of the other Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry.

2.K. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING ILLIQUID SECURITIES

AFFECTED FUND:

Columbia High Yield Fund, Variable Series

The affected Fund has a fundamental investment restriction stating that:

            The Fund may not "[i]nvest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable."

The 1940 Act does not require the Fund to state a fundamental investment restriction on this matter although the staff of the SEC has taken the position that an open-end investment company may not invest more than 15% of its net assets in illiquid securities (10% for money market funds). As noted above, although Columbia Management has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, the Trustees believe it is not in the Fund's best interests to maintain fundamental policies that are not required by applicable law. Accordingly, the Trustees recommend that the affected Fund's fundamental investment restriction with respect to purchasing illiquid securities be eliminated.

2.L. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

AFFECTED FUND:

Columbia High Yield Fund, Variable Series

The affected Fund has a fundamental investment restriction stating that:

            The Fund may not "[p]urchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act."

Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting shares of any one investment company, (ii) 5% of the Fund's total assets with respect to shares of any one investment company, and (iii) 10% of the Fund's total assets with respect to shares of investment companies in the aggregate. The 1940 Act, however, does not require investment companies to maintain fundamental investment policies with respect to investing in securities of other investment companies. In addition, the Securities and Exchange Commission has issued exemptive relief that permits certain investment companies additional flexibility with respect to investments in other investment companies. As noted above, although Columbia Management has no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, consistent with the Trustees' belief that it is not in the Fund's best interests to maintain fundamental investment restrictions that are not required by applicable law, the Trustees recommend that the affected Fund's fundamental investment restriction with respect to investing in securities of other investment companies be eliminated.

2.M. ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING AND SELLING PUTS AND CALLS

AFFECTED FUNDS:

Colonial Small Cap Value Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Columbia High Yield Fund, Variable Series
Columbia International Fund, Variable Series

Liberty Growth & Income Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

EXHIBIT 10 lists the current fundamental investment restriction of each of the affected Funds with respect to buying and selling puts and calls. The Trustees and Directors recommend that each affected Fund's fundamental investment restriction with respect to buying and selling puts and calls be eliminated.

If this Proposal is approved, the affected Funds would be able to engage in a variety of transactions involving the use of options to the extent consistent with the Funds' investment objectives and policies. As noted above, although Columbia Management has no present intention of changing the way in which the Funds are managed as a result of the elimination of these restrictions, this increased investment flexibility could, in the future, assist each affected Fund in achieving its investment objective. Columbia Management also believes that elimination of this investment restriction would reduce administrative and compliance burdens by conforming each affected Fund's fundamental investment restrictions with the other Funds which currently do not have a fundamental investment restriction with respect to investments in options. For more information regarding options on futures, use Proposal 2.D. above.

A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

A Fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

The successful use of a Fund's options strategies depends on the ability of Columbia Management to forecast correctly interest rate and market movements. When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a Fund's ability to terminate option positions at times when Columbia Management deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

REQUIRED VOTE. Shareholders of each Fund are entitled to vote on each Proposal 2.A. through 2.M. if the Proposal affects their Fund, voting separately by Fund. Approval of each of Proposals 2.A. through 2.M. requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. To the extent multiple Proposals apply to the same Fund, the adoption of any of these Proposals is not contingent on the adoption of any other Proposal by shareholders of the Fund. In addition, with respect to each Fund, the adoption of any of these Proposals 2.A. through 2.M. is not contingent on election of any Trustees pursuant to Proposal 1.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSALS 2.A. THROUGH 2.M., AS APPLICABLE.

III.  OTHER INFORMATION

Certain additional information regarding Columbia Management and the Meeting is presented below.

MANAGEMENT

Columbia Management, located at One Financial Center, Boston, MA 02111, is the Funds' investment adviser. Columbia Management, a registered investment adviser, has been an investment adviser since 1969. Columbia Funds Distributor, Inc. ("CFD"), located at One Financial Center, Boston, MA 02111, is the Funds' distributor. Columbia Management and CFD are wholly owned subsidiaries of Columbia Management Group, Inc. ("CMG"), which is a wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of Fleet Boston Financial Corporation. Effective April 1, 2004, Fleet Boston Financial Corporation was acquired by Bank of America Corporation. Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses and large corporations and institutions with a full range of banking, investing, asset management and other financial and risk management products and services. CMG is located at One Financial Center, Boston, MA 02111.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia Management and CFD (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC, to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").(1) The MDL is ongoing.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions(2) making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

--------------
(1) The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case, Slaybe, et al. v. Columbia Management Advisers, Inc. et al, No. 04-CV-1768 (D. Md. Sept. 29, 2004). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia Management and CFD, disgorgement of all management fees and monetary damages.

(2) Cohen, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 2, 2004); Osburn, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 10, 2004); Slick er, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 11, 2004); Simmonds, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Sept. 8, 2004).

OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

The table in Appendix F lists for each Fund the total number of shares outstanding as of the close of business on June 28, 2005, for each class of a Fund's shares entitled to vote at the Meeting.

The table in Appendix G lists each holder of record of more than five percent of any class of shares of each Fund as of the close of business on May 31, 2005. The Trustees and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of May 31, 2005.

INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposals.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Funds' Secretary, by the execution of a later dated proxy, or by attending the Meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). 30% of the shares of the Fund outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund.

Approval of Proposal 1 is by a plurality of votes cast at the Meeting. Approval of each of Proposals 2.A. through 2.M. requires the affirmative vote of a "majority of the outstanding voting securities" of a Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Only shareholders of record on June 28, 2005, may vote.

In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to Proposal 1, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. With respect to any other Proposals, withheld authority, abstentions and broker non-votes have the effect of a vote "against" the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which
(i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

If a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting (without regard to abstentions and broker non-votes). If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for any such proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of any such proposal against any such adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

Your Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the Fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement.

You may submit shareholder proposals c/o the Secretary of the Funds, One Financial Center, Boston, Massachusetts 02111-2621.

OTHER INFORMATION

EACH FUND HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THE REPORT, FREE OF CHARGE, BY WRITING TO COLUMBIA AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621, OR BY CALLING 1-866-348-1468.

APPENDIX A - OFFICER INFORMATION

The names and ages of the executive officers of the Funds, the year each was first elected or appointed to office and their principal business occupations during at least the last five years are shown below. The address of each officer is One Financial Center, Boston, MA 02111-2621, unless otherwise indicated.

                                      YEAR FIRST ELECTED
      OFFICERS         POSITION WITH    OR APPOINTED TO
NAME/AGE AND ADDRESS       FUNDS            OFFICE               PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
---------------------  -------------  ------------------  ------------------------------------------------------------
Christopher L. Wilson  Head of        2004                Head of Mutual Funds since August, 2004 and Senior Vice
(Age 47)               Mutual Funds                       President of the Advisor since January, 2005; President of
                       since August                       the Columbia Funds, Liberty Funds and Stein Roe Funds since
                       2004;                              October, 2004; President and Chief Executive Officer of the
                       President of                       Nations Funds since January, 2005; Senior Vice President of
                       the Columbia                       BACAP Distributors LLC since January, 2005; Director of FIM
                       Funds since                        Funding, Inc. since January, 2005; Senior Vice President of
                       October 2004                       Columbia Funds Distributor, Inc. since January, 2005;
                                                          Director of Columbia Funds Services, Inc. since January,
                                                          2005 (formerly President and Chief Executive Officer, CDC
                                                          IXIS Asset Management Services, Inc. from September, 1998 to
                                                          August, 2004).

J. Kevin Connaughton   Treasurer      2000                Treasurer of the Columbia Funds since October, 2003 and of
(Age 40)                                                  the Liberty Funds, Stein Roe Funds and All-Star Funds since
                                                          December, 2000; Vice President of the Advisor since April,
                                                          2003 (formerly President of the Columbia Funds, Liberty
                                                          Funds and Stein Roe Funds from February, 2004 to October,
                                                          2004; Chief Accounting Officer and Controller of the Liberty
                                                          Funds and All-Star Funds from February, 1998 to October,
                                                          2000); Treasurer of the Galaxy Funds since September, 2002
                                                          (formerly Treasurer from December, 2002 to December, 2004
                                                          and President from February, 2004 to December, 2004 of the
                                                          Columbia Management Multi-Strategy Hedge Fund, LLC; Vice
                                                          President of Colonial Management Associates, Inc. from
                                                          February, 1998 to October, 2000).

Mary Joan Hoene        Senior Vice    2004                Senior Vice President and Chief Compliance Officer of the
(Age 54)               President                          Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
40 West 57th Street    and Chief                          Funds since August, 2004 (formerly Partner, Carter, Ledyard
New York, NY 10019     Compliance                         & Milburn LLP from January, 2001 to August, 2004; Counsel,
                       Officer                            Carter, Ledyard & Milburn LLP from November, 1999 to
                       since                              December, 2000; Vice President and Counsel, Equitable Life
                       2004                               Assurance Society of the United States from April, 1998 to
                                                          November, 1999).

Michael G. Clarke      Chief          2004                Chief Accounting Officer of the Columbia Funds, Liberty
(Age 35)               Accounting                         Funds, Stein Roe Funds and All-Star Funds since October,
                       Officer                            2004 (formerly Controller of the Columbia Funds, Liberty
                       since                              Funds, Stein Roe Funds and the All-Star Funds from May, 2004
                       October 2004                       to October, 2004); Assistant treasurer from June, 2002 to
                                                          May, 2004; Vice President, Product Strategy & Development of
                                                          the Liberty Funds Group from February, 2001 to June, 2002;
                                                          Assistant Treasurer of the Liberty Funds Group from
                                                          February, 2001 to June, 2002; Assistant Treasurer of the
                                                          Liberty Funds, Stein Roe Funds and the All-Star Funds from
                                                          August, 1999 to February, 2001; Audit Manager, Deloitte &
                                                          Touche LLP from May, 1997 to August, 1999.

Jeffrey R. Coleman     Controller     2004                Controller of the Columbia Funds, Liberty Funds, Stein Roe
(Age 35)               since                              Funds and the All-Star Funds since October, 2004 (formerly
                       October 2004                       Vice President of CDC IXIS Asset Management Services, Inc.
                                                          and Deputy Treasurer of the CDC Nvest Funds and Loomis
                                                          Sayles Funds from February, 2003 to September, 2004;
                                                          Assistant Vice President of CDC IXIS Asset Management
                                                          Services, Inc. and Assistant Treasurer of the CDC Nvest
                                                          Funds from August, 2000 to February, 2003; Tax Manager of
                                                          PFPC, Inc. from November, 1996 to August, 2000).

R. Scott Henderson     Secretary      2004                Secretary of the Columbia Funds, Liberty Funds and the Stein
(Age 45)               since                              Roe Funds since December, 2004 (formerly Of Counsel Bingham
                       December 2004                      McCutchen from April 2001 to September 2004; Executive
                                                          Director and General Counsel, Massachusetts Pension Reserves
                                                          Investment Management Board from September, 1997 to March,
                                                          2001).

APPENDIX B.1 -- TRUSTEES' COMPENSATION

For the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:

                                                           TOTAL COMPENSATION FROM THE
                                                             FUND COMPLEX PAID TO THE
                               PENSION OR RETIREMENT             TRUSTEES FOR THE
                              BENEFITS ACCRUED AS PART         CALENDAR YEAR ENDED
DISINTERESTED TRUSTEES          OF FUND EXPENSES (1)            DECEMBER 31, 2004
----------------------          --------------------            -----------------
Douglas A. Hacker                       N/A                         $135,000
Janet Langford Kelly                    N/A                         $148,500
Richard W. Lowry                        N/A                         $150,700
Charles R. Nelson                       N/A                         $141,500
John J. Neuhauser                       N/A                         $158,284
Patrick J. Simpson (2)                  N/A                         $129,000
Thomas E. Stitzel                       N/A                         $149,000
Thomas C. Theobald (2)                  N/A                         $172,500
Anne-Lee Verville (2)                   N/A                         $157,000
Richard L. Woolworth                    N/A                         $131,000
INTERESTED TRUSTEE
William E. Mayer                        N/A                         $166,700

            (1) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

            (2) During the calendar year ended December 31, 2004, Mr. Simpson deferred $129,000 of his total compensation pursuant to the deferred compensation plan, Mr. Theobald deferred $90,000 of his total compensation pursuant to the deferred compensation plan and Ms. Verville deferred $55,000 of her total compensation pursuant to the deferred compensation plan.

APPENDIX B.2 -- TRUSTEES' COMPENSATION

For purposes of Appendix B.2, the following definitions apply:

Columbia Large Cap Growth Fund, Variable Series (CLCGF)
Liberty Asset Allocation Fund, Variable Series (LAAF)
Liberty Federal Securities Fund, Variable Series (LFSF)
Liberty Money Market Fund, Variable Series (LMMF)
Liberty Small Company Growth Fund, Variable Series (LSCGF)
Colonial Small Cap Value Fund, Variable Series (CSCVF)
Colonial Strategic Income Fund, Variable Series (CSIF)
Columbia High Yield Fund, Variable Series (CHYF)
Columbia International Fund, Variable Series (CIF)
Liberty Growth & Income Fund, Variable Series (LGIF)
Liberty Select Value Fund, Variable Series (LSVF)
Liberty S&P 500 Index Fund, Variable Series (LSPIF)

For the fiscal year ended December 31, 2004, the Trustees received from each Fund the following compensation for serving as Trustees:


                                AGGREGATE            AGGREGATE           AGGREGATE            AGGREGATE             AGGREGATE
                            COMPENSATION FROM      COMPENSATION      COMPENSATION FROM       COMPENSATION          COMPENSATION
                              LAAF FOR THE      FROM LSCGF FOR THE     CLCGF FOR THE      FROM LFSF FOR THE      FROM LMMF FOR THE
                            FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED     FISCAL YEAR ENDED
         TRUSTEE            DECEMBER 31, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004    DECEMBER 31, 2004     DECEMBER 31, 2004
----------------------      -----------------    -----------------   -----------------    -----------------     -----------------
Douglas A. Hacker                 $790                 $706                 $686                 $834                  $893
Janet Langford Kelly               869                  765                 759                  922                   985
Richard W. Lowry                   732                  674                 639                  755                   835
William E. Mayer                   823                  755                 722                  876                   942
Charles R. Nelson                  818                  742                 720                  873                   936
John J. Neuhauser                  771                  708                 674                  817                   880
Patrick J. Simpson (a)             745                  691                 651                  790                   852
Thomas E. Stitzel                  872                  801                 753                  912                   987
Thomas C. Theobald(b)              986                  858                 887                 1,085                 1,137
Anne-Lee Verville (c)              910                  833                 796                  966                  1,039
Richard L. Woolworth               767                  721                 656                  795                   866

(a) During the calendar year ended December 31, 2004, Mr. Simpson deferred $745, $691, $651, $790 and $852 of his compensation from LAAF, LSCGF, CLCGF, LFSF and LMMF, respectively.

(b) During the calendar year ended December 31, 2004, Mr. Theobald deferred $489, $359, $486, $606 and $589 of his compensation from LAAF, LSCGF, CLCGF, LFSF and LMMF, respectively.

(c) During the calendar year ended December 31, 2004, Ms. Verville deferred $299, $219, $297, $370 and $360 of her compensation from LAAF, LSCGF, CLCGF, LFSF and LMMF, respectively.

                                      AGGREGATE                 AGGREGATE                AGGREGATE               AGGREGATE
                                  COMPENSATION FROM         COMPENSATION FROM        COMPENSATION FROM       COMPENSATION FROM
                               CIF FOR THE FISCAL YEAR     LGIF FOR THE FISCAL      CSIF FOR THE FISCAL     CSCVF FOR THE FISCAL
                                        ENDED                  YEAR ENDED               YEAR ENDED              YEAR ENDED
Trustee                           DECEMBER 31, 2004         DECEMBER 31, 2004        DECEMBER 31, 2004        DECEMBER 31, 2004
----------------------         -----------------------     -------------------      -------------------     --------------------
Douglas A. Hacker                       $569                     $864                     $705                     $705
Janet Langford Kelly                     627                      961                      781                      781
Richard W. Lowry                         532                      801                      656                      656
William E. Mayer                         600                      907                      741                      741
Charles R. Nelson                        597                      906                      739                      741
John J. Neuhauser                        561                      845                      691                      739
Patrick J. Simpson (a)                   543                      816                      668                      691
Thomas E. Stitzel                        628                      944                      773                      668
Thomas C. Theobald(b)                    727                     1,125                     913                      773
Anne-Lee Verville(c)                     662                     1,000                     817                      913
Richard L. Woolworth                     550                      816                      673                      817

                                     AGGREGATE                 AGGREGATE                AGGREGATE
                                  COMPENSATION FROM        COMPENSATION FROM        COMPENSATION FROM
                                 CHYF FOR THE FISCAL      LSVF FOR THE FISCAL      LSPIF FOR THE FISCAL
                                     YEAR ENDED               YEAR ENDED               YEAR ENDED
Trustee                           DECEMBER 31, 2004        DECEMBER 31, 2004        DECEMBER 31, 2004
----------------------           -------------------      -------------------      --------------------
Douglas A. Hacker                       $499                     $486                     $526
Janet Langford Kelly                     552                      536                      580
Richard W. Lowry                         466                      455                      494
William E. Mayer                         526                      513                      557
Charles R. Nelson                        523                      510                      553
John J. Neuhauser                        491                      479                      520
Patrick J. Simpson (a)                   476                      464                      504
Thomas E. Stitzel                        552                      538                      584
Thomas C. Theobald(b)                    634                      619                      665
Anne-Lee Verville(c)                     580                      566                      614
Richard L. Woolworth                     482                      471                      513

(a) During the fiscal year ended December 31, 2004, Mr. Simpson deferred his total compensation for each Fund pursuant to the deferred compensation plan.

(b) During the fiscal year ended December 31, 2004, Mr. Theobald deferred the following amounts of his compensation for each Fund listed: $381 for CIF, $633 for LGIF, $502 for CSIF, $502 for CSCVF, $328 for CHYF, $321 for LSVF and $334 for LSPIF.

(c) During the fiscal year ended December 31, 2004, Ms. Verville deferred the following amounts of her compensation for each Fund listed: $175 for CIF, $387 for LGIF, $307 for CSIF, $307 for CSCVF, $160 for CHYF, $196 for LSVF and $204 for LSPIF.

APPENDIX C - TRUSTEE SHARE OWNERSHIP

                                                                                                        AGGREGATE DOLLAR
                                                                                                         RANGE OF EQUITY
                         DOLLAR RANGE    DOLLAR RANGE    DOLLAR RANGE   DOLLAR RANGE    DOLLAR RANGE   SECURITIES OWNED IN
                           OF EQUITY      OF EQUITY       OF EQUITY       OF EQUITY      OF EQUITY     ALL FUNDS OVERSEEN
                          SECURITIES      SECURITIES      SECURITIES     SECURITIES      SECURITIES     BY TRUSTEE IN THE
    NAME OF TRUSTEE      OWNED IN LAAF  OWNED IN CLCGF  OWNED IN LSCGF  OWNED IN LFSF  OWNED IN LMMF       FUND COMPLEX
DISINTERESTED TRUSTEES
Douglas A. Hacker             $0             $0              $0              $0             $0            Over $100,000
Janet Langford Kelly           0              0               0               0              0            Over $100,000
Richard W. Lowry               0              0               0               0              0            Over $100,000
Charles R. Nelson              0              0               0               0              0            Over $100,000
John J. Neuhauser              0              0               0               0              0            Over $100,000
Patrick J. Simpson             0              0               0               0              0            Over $100,000
Thomas E. Stitzel              0              0               0               0              0            Over $100,000
Thomas C. Theobald             0              0               0               0              0            Over $100,000
Anne-Lee Verville              0              0               0               0              0            Over $100,000
Richard L. Woolworth           0              0               0               0              0            Over $100,000

INTERESTED TRUSTEE
William E. Mayer               0              0               0               0              0           $50,001-$100,000




                                      DOLLAR RANGE OF       DOLLAR RANGE OF       DOLLAR RANGE OF      DOLLAR RANGE OF
                                     EQUITY SECURITIES     EQUITY SECURITIES     EQUITY SECURITIES    EQUITY SECURITIES
NAME OF TRUSTEE                         OWNED IN CIF         OWNED IN LGIF         OWNED IN CHYF        OWNED IN CSCVF
DISINTERESTED TRUSTEES
Douglas A. Hacker                            $0                    $0                   $0                    $0
Janet Langford Kelly                         $0                    $0                   $0                    $0
Richard W. Lowry                             $0                    $0                   $0                    $0
Charles R. Nelson                            $0                    $0                   $0                    $0
John J. Neuhauser                            $0                    $0                   $0                    $0
Patrick J. Simpson                           $0                    $0                   $0                    $0
Thomas E. Stitzel                            $0                    $0                   $0                    $0
Thomas C. Theobald                           $0                    $0                   $0                    $0
Anne-Lee Verville (a)                        $0                    $0                   $0                    $0
Richard L. Woolworth                         $0                    $0                   $0                    $0

INTERESTED TRUSTEE
William E. Mayer                             $0                    $0                   $0                    $0


                                                                                                     AGGREGATE DOLLAR RANGE OF
                                                                                                      EQUITY SECURITIES OWNED
                                      DOLLAR RANGE OF       DOLLAR RANGE OF       DOLLAR RANGE OF    IN ALL FUNDS OVERSEEN BY
                                     EQUITY SECURITIES     EQUITY SECURITIES     EQUITY SECURITIES      TRUSTEE IN THE FUND
NAME OF TRUSTEE                        OWNED IN CSIF         OWNED IN LSVF         OWNED IN LSPIF             COMPLEX
DISINTERESTED TRUSTEES
Douglas A. Hacker                            $0                    $0                   $0                 Over $100,000
Janet Langford Kelly                         $0                    $0                   $0                 Over $100,000
Richard W. Lowry                             $0                    $0                   $0                 Over $100,000
Charles R. Nelson                            $0                    $0                   $0                 Over $100,000
John J. Neuhauser                            $0                    $0                   $0                 Over $100,000
Patrick J. Simpson                           $0                    $0                   $0                 Over $100,000
Thomas E. Stitzel                            $0                    $0                   $0                 Over $100,000
Thomas C. Theobald                           $0                    $0                   $0                 Over $100,000
Anne-Lee Verville (a)                        $0                    $0                   $0                 Over $100,000
Richard L. Woolworth                         $0                    $0                   $0                 Over $100,000

INTERESTED TRUSTEE
William E. Mayer                             $0                    $0                   $0                $50,001-100,000

APPENDIX D

                          GOVERNANCE COMMITTEE CHARTER

The Governance Committee (the "Committee") of the Funds shall be composed entirely of members of the Board of the Funds who are not affiliated with the Funds' investment adviser, sub-advisers or principal underwriter.

The functions of the Committee are:

To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds;

To review periodically Board governance practices and procedures and any recommendations of the Chief Compliance Officer of the Funds relating thereto, and to recommend to the Board any changes it may deem appropriate;

To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;

To review committee assignments on an annual basis;

To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

To plan and administer the Board's annual self-evaluation process;

To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel's status as an "independent legal counsel" under applicable SEC rules, and to supervise such counsel.

The Committee shall meet as frequently and at such times as circumstances dictate. Minutes shall be kept of the Committee's meetings.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

The Committee shall review this charter at least annually and recommend to the Board any changes it deems appropriate.

APPENDIX E1

                                                            AUDIT     AUDIT-RELATED   TAX     ALL OTHER
         FUND NAME                             FYE          FEES          FEES        FEES       FEES     TOTAL
-------------------------------------        --------    ---------    ------------  --------  ---------   ------
Colonial Small Cap Value Fund, VS            12/31/04     17,570          3,700       4,110        --     25,380
                                             12/31/03     18,760          4,000       4,800        --     27,560
Colonial Strategic Income Fund, VS           12/31/04     26,580          3,700       2,610        --     32,890
                                             12/31/03     28,250          4,000       2,500        --     34,750
Columbia High Yield Fund, VS                 12/31/04     18,730          3,700       2,610        --     25,040
                                             12/31/03     19,590          6,375       2,500        --     28,465
Columbia International Fund, VS              12/31/04     21,750          3,700       2,610        --     28,060
                                             12/31/03     24,550          6,375       4,300        --     35,225
Liberty Growth & Income Fund, VS             12/31/04     23,430          3,700       2,410        --     29,540
                                             12/31/03     26,850          4,000       4,000        --     34,850
Liberty S&P 500 Index Fund, VS               12/31/04     17,260          3,700       2,410        --     23,370
                                             12/31/03     18,330          4,000       2,300        --     24,630
Liberty Select Value Fund, VS                12/31/04     16,210          3,700       4,110        --     24,020
                                             12/31/03     17,280          4,000       2,300        --     23,580
Liberty Asset Allocation Fund, VS            12/31/04     25,530          3,700       2,810        --     32,040
                                             12/31/03     28,840          6,375       2,700        --     37,915
Liberty Federal Securities Fund, VS          12/31/04     25,530          3,700       3,010        --     32,240
                                             12/31/03     28,840          5,125       2,900        --     36,865
Liberty Money Market Fund, VS                12/31/04     19,870          3,700       1,510        --     25,080
                                             12/31/03     22,990          5,125       1,400        --     29,515
Liberty Small Company Growth Fund, VS        12/31/04     21,130          3,700       2,410        --     27,240
                                             12/31/03     24,370          5,125       2,300        --     31,795
Columbia Large Cap Growth Fund, VS           12/31/04     22,380          3,700       2,410        --     28,490
                                             12/31/03     23,940          6,375       2,300        --     32,615

APPENDIX E2

                                                               NON-AUDIT
         FUND NAME                             FYE              SERVICES
-------------------------------------        --------          ----------
Colonial SmallCap Value Fund, VS             12/31/04             7,810
                                             12/31/03             8,800
Colonial Strategic Income Fund, VS           12/31/04             6,310
                                             12/31/03             6,500
Columbia High Yield Fund, VS                 12/31/04             6,310
                                             12/31/03             8,875
Columbia International Fund, VS              12/31/04             6,310
                                             12/31/03            10,675
Liberty Growth & Income Fund, VS             12/31/04             6,110
                                             12/31/03             8,000
Liberty S&P 500 Index Fund, VS               12/31/04             6,110
                                             12/31/03             6,300
Liberty Select Value Fund, VS                12/31/04             7,810
                                             12/31/03             6,300
Liberty Asset Allocation Fund, VS            12/31/04             6,510
                                             12/31/03             9,075
Liberty Federal Securities Fund, VS          12/31/04             6,710
                                             12/31/03             8,025
Liberty Money Market Fund, VS                12/31/04             5,210
                                             12/31/03             6,525
Liberty Small Company Growth Fund, VS        12/31/04             6,110
                                             12/31/03             7,425
Columbia Large Cap Growth Fund, VS           12/31/04             6,110
                                             12/31/03             8,675

The table above does not include $95,000 paid in both fiscal years to PWC by a control affiliate related to internal controls review of the registrant's transfer agent.

APPENDIX F - SHARES OUTSTANDING AND ENTITLED TO VOTE

APPENDIX G - OWNERSHIP OF SHARES

COLUMBIA LARGE CAP GROWTH VS-A

Class            Registration                             Share Balance    Percent     Class Total
-----            ------------                             -------------    -------     -----------
A        SUN LIFE ASSURANCE COMPANY                      1,419,147.4500      26.51    5,352,804.3290
         OF CANADA (U.S.)
         C/O SUN LIFE FINANCIAL
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        SUN LIFE ASSURANCE COMPANY                      1,410,558.5190      26.35    5,352,804.3290
         OF CANADA (U.S.)
         C/O SUN LIFE FINANCIAL
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        SUN LIFE ASSURANCE COMPANY                        700,344.9910      81.43      860,075.6540
         OF CANADA (U.S.)
         C/O SUN LIFE FINANCIAL
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        KEYPORT                                           141,012.8630      16.40      860,075.6540
         C/O SUN LIFE FINANCIAL
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        AMERICAN SKANDIA LIFE ASSURANCE CO                678,993.1020      12.68    5,352,804.3290
         ATTN ALISON MITNICK
         1 CORPORATE DRIVE
         9TH FLOOR
         SHELTON CT 06484-6208

A        AMERICAN SKANDIA LIFE ASSURANCE CO                539,846.6010      10.09    5,352,804.3290
         ATTN ALISON MITNICK
         1 CORPORATE DRIVE
         9TH FLOOR
         SHELTON CT 06484-6208

A        KEYPORT                                           862,652.1950      16.12    5,352,804.3290
         C/O SUN LIFE FINANCIAL
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

LIBERTY ASSET ALLOCATION FUND VS-A

Class            Registration                             Share Balance    Percent     Class Total
-----            ------------                             -------------    -------     -----------
 A       SUN LIFE ASSURANCE COMPANY                      4,637,384.1600      33.47   13,855,762.6570
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        SUN LIFE ASSURANCE COMPANY                      4,596,097.3290      33.17   13,855,762.6570
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        SUN LIFE ASSURANCE COMPANY                      3,324,016.8490      73.52    4,521,487.5280
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        SUN LIFE FINANCIAL                                474,217.2970      10.49    4,521,487.5280
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        KEYPORT                                           639,308.3460      14.14    4,521,487.5280
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        AMERICAN SKANDIA LIFE ASSURANCE CO              1,205,028.8730       8.70   13,855,762.6570
         1 CORPORATE DRIVE
         9TH FLOOR
         SHELTON CT  06484-6208

A        KEYPORT                                         1,581,744.8730      11.42   13,855,762.6570
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

LIBERTY FEDERAL SECURITIES FUND VS-A

Class            Registration                             Share Balance    Percent     Class Total
-----            ------------                             -------------    -------     -----------
A        SUN LIFE ASSURANCE COMPANY                      3,750,829.8730      42.56    8,813,728.5340
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        SUN LIFE ASSURANCE COMPANY                      1,552,527.8420      17.61    8,813,728.5340
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        SUN LIFE ASSURANCE COMPANY                      7,112,033.4500      76.89    9,250,159.2790
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        KEYPORT                                         1,674,470.9210      18.10    9,250,159.2790
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        KEYPORT                                         1,757,228.6410      19.94    8,813,728.5340
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

LIBERTY MONEY MARKET FUND VS-A

Class            Registration                            Share Balance     Percent     Class Total
-----            ------------                            -------------     -------     -----------
A        SUN LIFE ASSURANCE COMPANY                     126,915,133.251      59.04   214,982,198.064
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        SUN LIFE ASSURANCE COMPANY                     28,696,646.1770      13.35   214,982,198.064
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        KEYPORT                                        31,189,923.5880      14.51   214,982,198.064
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

LIBERTY SMALL COMPANY GROWTH VS-A

Class            Registration                            Share Balance     Percent     Class Total
-----            ------------                            -------------     -------     -----------
A        SUN LIFE ASSURANCE COMPANY                        647,355.1090      12.47    5,190,647.6450
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        SUN LIFE ASSURANCE COMPANY                      3,394,210.2910      65.39    5,190,647.6450
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        FIM FUNDING INC                                        98.0100     100.00           98.0100
         100 FEDERAL STREET
         BOSTON MA  02110-1802

A        KEYPORT                                           274,672.7050       5.29    5,190,647.6450
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

COLONIAL SMALL CAP VALUE FUND-A

Class        Registration                                        Share Balance                     Percent            Class Total
-----        ------------                                      ---------------                     -------          ---------------

  A          SUN LIFE ASSURANCE COMPANY                           533,361.3660                       67.14             794,371.9790
             OF CANADA (U.S.)
             PO BOX 9133
             WELLESLEY HILLS MA 02481-9133

  B          SUN LIFE ASSURANCE COMPANY                         1,122,868.2410                        5.75          19,521,504.5900
             OF CANADA (U.S)
             PO BOX 9133
             WELLESLEY HLS MA 02481-9133

  A          KEYPORT                                               77,438.0480                        9.75             794,371.9790
             PO BOX 9133
             WELLESLEY HILLS MA 02481-9133

  A          LIBERTY LIFE ASSURANCE CO OF BOSTON                   54,074.2850                        6.81             794,371.9790
             100 LIBERTY WAY
             DOVER NH 03820

  A          TRANSAMERICA LIFE INSURANCE CO                        69,029.9830                        8.69             794,371.9790
             4333 EDGEWOOD RD NE
             CEDAR RAPIDS IA 52499-0001

  B          ING USA ANNUITY AND LIFE INSURANCE                17,590,887.1600                       90.11          19,521,504.5900
             COMPANY
             1475 DUNWOODY DRIVE
             WESTCHESTER PA 19380-1478

COLONIAL STRATEGIC INCOME FUND-A

Class            Registration                            Share Balance     Percent     Class Total
-----            ------------                            -------------     -------     -----------
A        SUN LIFE ASSURANCE COMPANY                     6,062,461.5220      63.43      9,558,262.6480
         OF CANADA (U.S)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        SUN LIFE ASSURANCE COMPANY                     1,688,197.3190      17.66      9,558,262.6480
         OF CANADA (U.S)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        SUN LIFE ASSURANCE COMPANY                     4,717,727.6530      79.67      5,921,708.2720
         OF CANADA (U.S)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        KEYPORT                                          742,462.7410       7.77      9,558,262.6480
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        SUN LIFE FINANCIAL                               332,580.2190       5.62      5,921,708.2720
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        KEYPORT                                          863,881.2780      14.59      5,921,708.2720
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

COLUMBIA HIGH YIELD FUND VS-A

Class            Registration                            Share Balance     Percent     Class Total
-----            ------------                            -------------     -------     -----------
A        SUN LIFE ASSURANCE COMPANY                        605,901.1660      67.31      900,130.3830
         OF CANADA (U.S)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        SUN LIFE ASSURANCE COMPANY                      1,874,390.3750      17.09   10,966,960.8520
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        KEYPORT                                           103,288.7930      11.47      900,130.3830
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        AMERICAN SKANDIA LIFE ASSURANCE CO                 88,760.2870       9.86      900,130.3830
         1 CORPORATE DRIVE
         9TH FLOOR
         SHELTON CT 06484-6208

B        AMERICAN EXPRESS - MANAGED ASSETS               6,460,616.0070      58.91   10,966,960.8520
         TRUST: IDS LIFE INSURANCE COMPANY
         1497 AXP FINANCIAL CTR
         MINNEAPOLIS MN 55474-0014

A        AMERICAN EXPRESS - MANAGED ASSETS                  82,287.3180       9.14      900,130.3830
         TRUST: AMERICAN ENTERPRISE LIFE INS
         222 AXP FINANCIAL CENTER
         MINNEAPOLIS MN 55474-0002

B        AMERICAN EXPRESS - MANAGED ASSETS               1,748,221.1410      15.94   10,966,960.8520
         TRUST: AMERICAN ENTERPRISE LIFE INS
         1497 AXP FINANCIAL CENTER
         MINNEAPOLIS MN 55474-0014

COLUMBIA INTERNATIONAL FUND VS-A

Class            Registration                            Share Balance     Percent     Class Total
-----            ------------                            -------------     -------     -----------
A        SUN LIFE ASSURANCE COMPANY                     22,172,678.6020      64.93   34,147,822.7760
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

LIBERTY GROWTH AND INCOME FUND VS-A

Class            Registration                            Share Balance     Percent     Class Total
-----            ------------                            -------------     -------     -----------
A        SUN LIFE ASSURANCE COMPANY                      7,607,370.6550      63.29   12,019,663.3010
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        SUN LIFE ASSURANCE COMPANY                      2,563,127.0830      21.32   12,019,663.3010
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        SUN LIFE ASSURANCE COMPANY                      2,283,192.4100      80.73    2,828,143.5920
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        KEYPORT                                           888,422.2740       7.39   12,019,663.3010
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        KEYPORT                                           458,225.1870      16.20    2,828,143.5920
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

LIBERTY SELECT VALUE FUND-A

Class            Registration                            Share Balance     Percent     Class Total
-----            ------------                            -------------     -------     -----------
A        SUN LIFE ASSURANCE COMPANY                          8,566.3160       8.84       96,884.3670
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        SUN LIFE ASSURANCE COMPANY                      1,935,197.9150      85.28    2,269,343.0370
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        KEYPORT                                           255,858.9030      11.27    2,269,343.0370
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

A        TRANSAMERICA LIFE INSURANCE CO                     44,026.2220      45.44       96,884.3670
         4333 EDGEWOOD RD NE
         CEDAR RAPIDS IA 52499-0001

A        TRANSAMERICA LIFE INSURANCE CO                     34,058.1200      35.15       96,884.3670
         4333 EDGEWOOD RD NE
         CEDAR RAPIDS IA 52499-0001

A        TRANSAMERICA LIFE INSURANCE CO                      9,190.8950       9.49       96,884.3670
         4333 EDGEWOOD RD NE
         CEDAR RAPIDS IA 52499-0001

LIBERTY S & P 500 INDEX FUND-A

Class            Registration                            Share Balance     Percent     Class Total
-----            ------------                            -------------     -------     -----------
A        SUN LIFE ASSURANCE COMPANY                          8,694.9370     100.00        8,694.9370
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        SUN LIFE ASSURANCE COMPANY                      3,999,307.3070      77.20    5,180,430.7610
         OF CANADA (U.S.)
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        SUN LIFE FINANCIAL                                291,024.8450       5.62    5,180,430.7610
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

B        KEYPORT                                           833,471.0850      16.09    5,180,430.7610
         PO BOX 9133
         WELLESLEY HILLS MA 02481-9133

                                                                       EXHIBIT 1

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                                   BORROWING

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

            The Fund may not "borrow[,] except from banks, other affiliated funds and other entities to the extent permitted by the [1940 Act][Investment Company Act of 1940]."

Series of Liberty Variable Investment Trust
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

            The Fund may "[b]orrow from banks, other affiliated funds and other [entities][persons] to the extent permitted by applicable law, provided [that][the][each] Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

            The Fund may not "[b]orrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by the Advisor) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing; provided, however, that mortgage dollar rolls entered into by the Fund that are not accounted for as financings shall not constitute borrowings. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities."

                                                                       EXHIBIT 2

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                           ISSUING SENIOR SECURITIES

Series of Liberty Variable Investment Trust
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

            The Fund may "[n]ot issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act."

Series of Liberty Variable Investment Trust
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series

            The Fund may "[i]ssue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, [the Fund][it] will not purchase additional portfolio securities while borrowings exceed 5% of net assets."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

            The Fund may not "[b]orrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes (such as to obtain cash to meet redemption requests when the liquidation of portfolio securities is deemed disadvantageous by the Advisor) and then in amounts not in excess of 33% of the value of its total assets at the time of such borrowing(provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 33% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33% of the value of the Fund's total assets at the time of such borrowing; provided, however, that mortgage dollar rolls entered into by the Fund that are not accounted for as financings shall not constitute borrowings. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by more than the proportionate decline in value suffered by the Fund's securities."

                                                                       EXHIBIT 3

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                                  MAKING LOANS

Series of Liberty Variable Investment Trust
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

            The Fund may "[m]ake loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements."

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

            The Fund may not "make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 15% of its total assets (taken at market value at the time of such loan)."

Series of Liberty Variable Investment Trust
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series

            The Fund may "[m]ake loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments and similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

            The Fund may not "[m]ake loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned."

                                                                       EXHIBIT 4

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                         DIVERSIFICATION OF INVESTMENTS

Series of Liberty Variable Investment Trust
Liberty Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series

            The Fund may "[w]ith respect to 75% of total assets, not purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer."

Series of Liberty Variable Investment Trust
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

            The Fund may "[n]ot concentrate more than 25% of its total assets in any one industry or[,] with respect to 75% of total assets[,] purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase [the] voting securities of an issuer if, as a result of such purchase[s], [the][a] Fund would own more than 10% of the outstanding voting shares of such issuer."

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

            The Fund may not "with respect to 75% of the value of the total assts of a Fund, invest more than 5% of the value of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except (a) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (b) [with respect to Money Market Fund only] certificates of deposit, bankers' acceptances and repurchase agreements."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

            The Fund may not "[p]urchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer (the "5% Limitation"), except that up to 25% of the value of the total assets of the Fund may be invested without regard to such 5% Limitation. With respect to the above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations."

Series of Liberty Variable Investment Trust
Colonial Small Cap Value Fund, Variable Series

            The Fund may not "[c]oncentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase the voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer."

                                                                       EXHIBIT 5

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                           INVESTMENTS IN COMMODITIES

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

            The Fund may not "purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

            The Fund may not "[p]urchase or sell commodities or commodity contracts, or invest in oil, gas or other mineral exploration or development programs or mineral leases; provided, however, that the Fund may enter into futures contracts and options on futures contracts."

                                                                       EXHIBIT 6

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                           INVESTMENTS IN REAL ESTATE

Series of Liberty Variable Investment Trust
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

            The Fund may "[o]nly own real estate acquired as the result of owning securities and not more than 5% of total assets."

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

            The Fund may not "purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, [(]except that it may enter into (a) futures and options on futures and (b) forward contracts.[)]"

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

            The Fund may not "[p]urchase or sell real estate, except that the Fund may purchase securities which are secured by real estate and securities of issuers which deal in real estate or interests therein, and may purchase or sell interests in real estate limited partnerships."

                                                                       EXHIBIT 7

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                           UNDERWRITING OF SECURITIES

Series of Liberty Variable Investment Trust
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

            The Fund may "[u]nderwrite securities issued by others [only][except] when disposing of portfolio securities."

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

            The Fund may not "act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

            The Fund may not "[a]ct as an underwriter within the meaning of the 1933 Act, except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities, and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting."

                                                                       EXHIBIT 8

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

            The Fund may not "[i]nvest in companies for the purpose of exercising control or management."

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

            The Fund may not "[p]urchase securities of any one issuer if more than 10% of the outstanding voting securities of such issuer would at the time be held by the Fund."

Series of Liberty Variable Investment Trust
Colonial Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

            The Fund may "[n]ot concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase the voting securities of an issuer if, as a result of [such] purchase[s], the Fund would own more than 10% of the outstanding voting shares of such issuer."

                                                                       EXHIBIT 9

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                    CONCENTRATING INVESTMENTS IN AN INDUSTRY

Series of Liberty Variable Investment Trust
Columbia Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

            The Fund may "[n]ot concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase the voting securities of an issuer if, as a result of [such] purchase[s], the Fund would own more than 10% of the outstanding voting shares of such issuer."

Series of Liberty Variable Investment Trust
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series

            The Fund may "[n]ot concentrate more than 25% of its total assets in any one industry."

Series of SteinRoe Variable Investment Trust
Liberty Asset Allocation Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Liberty Small Company Growth Fund, Variable Series
Liberty Federal Securities Fund, Variable Series
Liberty Money Market Fund, Variable Series

            The Fund may not "invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to: (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities,
      (ii) [with respect to Money Market Fund only] certificates of deposit and bankers' acceptances and repurchase agreements or (iii) [as to Money Market Fund only] securities of issuers in the financial services industry."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

            The Fund may not "[p]urchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry)."

                                                                      EXHIBIT 10

           CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO
                       BUYING AND SELLING PUTS AND CALLS

Series of Liberty Variable Investment Trust
Columbia International Fund, Variable Series
Liberty Growth & Income Fund, Variable Series
Colonial Strategic Income Fund, Variable Series
Colonial Small Cap Value Fund, Variable Series
Liberty Select Value Fund, Variable Series
Liberty S&P 500 Index Fund, Variable Series

            The Fund "[m]ay purchase and sell futures contracts and related options [so][as] long as the total initial margin and premiums on the contracts do not exceed 5% of [its] total assets."

Series of Liberty Variable Investment Trust
Columbia High Yield Fund, Variable Series

            The Fund may not "[i]nvest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that
      (i) the Fund may write covered call options with respect to their portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and (ii) the Fund may purchase put and call options and sell or write secured put options to the extent permitted by its investment objectives and policies."

                                                                      EXHIBIT 11

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of ___________, 2005, is by and among __________________ (the "Acquired Trust"), a Massachusetts business trust, on behalf of _______________ (the "Acquired Fund"); ______________ (the "Acquiring Trust"), a Massachusetts business trust on behalf of ___________________ (the "Acquiring Fund"); and Columbia Management Advisors, Inc. ("Columbia").

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the same class of shares of the Acquiring Fund (the "Acquisition Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

      In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

      1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

            (a) The Acquired Fund will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

            (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"); and

            (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the net assets attributable to each class of its shares the number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the applicable class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

      1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record of each class of shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the relevant class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

      1.4. With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

      1.5. If applicable, as soon as practicable after the Closing Date, the Acquired Trust shall file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that it has ceased to be an investment company and, upon receipt of such order, shall make all filings and take all other steps as shall be necessary and proper to effect its complete termination under Massachusetts law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation, deregistration (if applicable), and termination.

2.    VALUATION.

      2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") for determining net asset value, [after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.]

      2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3.    CLOSING AND CLOSING DATE.

      3.1. The Closing Date shall be on ______________, 2005, or on such other date as the parties may agree. The Closing shall be held at ____________ p.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

      3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to the custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "[Name of Custodian], custodian for [Name of Acquiring Fund]."

      3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the Acquiring Fund upon the giving of written notice to the other party.

      3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund shareholders as provided in paragraph 1.3.

      3.5. At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.    REPRESENTATIONS AND WARRANTIES.

      4.1. The Acquired Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

            (a) The Acquired Fund is a series of the Acquired Trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

            (b) The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

            (c) The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

            (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

            (e) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

            (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the date of the Acquired Fund's most recently completed fiscal year;

            (g) Since the date of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

            (h) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

            (i) The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

            (j) Exhibit A attached hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit A attached hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

            (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

            (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund shareholders as provided in paragraph 1.3;

            (n) The information provided by the Acquired Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

            (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

            (p) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring

                  Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

            (q)   Reserved; and

            (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

      4.2. The Acquiring Fund represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

            (a) The Acquiring Fund is a series of the Acquiring Trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts;

            (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

            (c) At the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there will be no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

            (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

            (e) The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

            (f) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

            (g)   Reserved;

            (h)   Reserved;

            (i) As of the Closing Date, the Acquiring Fund shall have not been required by law to have filed any federal or other tax returns or reports. All of the Acquiring Fund's tax liabilities, if any, will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

            (j) The Acquiring Fund was established by the Trustees of the Acquiring Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

            (k) The Acquiring Fund has no shares of beneficial interest issued and outstanding;

            (l)   Reserved;

            (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

            (o) The information to be furnished by the Acquiring Fund for use in the Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

            (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5.    COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

      The Acquired Fund and the Acquiring Fund each hereby covenants and agrees with the other as follows:

      5.1. Each of the Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

      5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to elect the Board of Trustees of the Acquired Fund and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

      5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1934 Act and the 1940 Act.

      5.4. The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the Proxy Statement, as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

      5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

      5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

      5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      6.1. The Acquiring Fund shall have delivered to the Acquired Fund, a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

      6.2. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP dated the Closing Date and, in a form satisfactory to the Acquiring Fund, to the following effect:

            (a) The Acquiring Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

            (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

            (d) The Acquisition Shares to be issued for transfer to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

            (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound;

            (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

            (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;

            (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

            (i) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

      7.1. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

      7.2. The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

            (a) The Acquired Trust is duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted;

            (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

            (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

            (d) The execution and delivery of this Agreement did not, and the performance by the Acquired Fund of its respective obligations hereunder will not, violate the Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquired Fund is a party or by which it is bound;

            (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

            (f) Such counsel does not know of any legal or governmental proceedings relating to the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Proxy Statement which are not described as required;

            (g) The Acquired Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

            (h) To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

      7.3.  Reserved.

      7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

      7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

      The respective obligations of the Acquired Fund and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

      8.1. Shareholders of the Acquired Fund shall have elected the nominees for Trustees of the Acquired Fund, set forth in the Proxy Statement.

      8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

      8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund.

      8.4.  Reserved.

      8.5. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquiring Fund, each substantially to the effect that, for federal income tax purposes:

            (a) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

            (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the

                  Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

            (c) No gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

            (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

            (e) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

            (f) No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares for the Acquisition Shares;

            (g) The aggregate tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

            (h) An Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange; and

            (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

            The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant Acquisition will be as described above.

            Ropes & Gray LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

      8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9.    BROKERAGE FEES AND EXPENSES.

      9.1. The Acquired Fund and the Acquiring Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      9.2. All fees and expenses incurred in connection with the transactions contemplated herein shall be borne by Columbia.

            Accounting, legal and custodial expenses contemplated by this Agreement shall be allocated to Columbia.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

      10.1. The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.   TERMINATION.

      11.1. This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund. In addition, either the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

            (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

            (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

            (c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

                  If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the Acquiring Fund.

      11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.   AMENDMENTS.

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.   NOTICES.

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

      14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

      14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5. A copy of the Declaration of Trust of the Acquiring Trust and the Acquired Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of such fund shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

                [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                    [Name of Acquired Fund]

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                                    [Name of Acquiring Fund]

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                                    Solely for purposes of Paragraph 9.2 of the Agreement

                                    COLUMBIA MANAGEMENT ADVISORS, INC.

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                                    EXHIBIT A

ACQUIRED FUND        AUTHORIZED CAPITAL
-------------        ------------------

* Converts to Class A shares after the expiration of a period of time.

COLUMBIA MANAGEMENT                                                FORM OF PROXY
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 30, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Christopher L. Wilson, J. Kevin Connaughton, Michael G. Clarke, Vincent P. Pietropaolo and Michelle H. Rhee, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on November 30, 2005 at 2:00 p.m. Boston Time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                            VOTE VIA THE INTERNET: HHTPS://VOTE.PROXY-DIRECT.COM
                                          VOTE VIA THE TELEPHONE: 1-866-241-6192

                        NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        ______________________________________________________
                        Shareholder sign here

                        ______________________________________________________
                        Co-owner sign here

                        ______________________________________________________
                        Date                                          ORE_15350

FUNDS                   FUNDS                                 FUNDS
Fundnames Drop In       Fundnames Drop In                     Fundnames Drop In

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]

[ ] To vote FOR all Funds on ALL Proposals mark this box. No other vote is necessary.

1.    TO ELECT TRUSTEES:

     01. Janet Langford Kelly   02. Ann-Lee Verville       03. Douglas A. Hacker
     04. Richard W. Lowry       05. William E. Mayer       06. Charles R. Nelson
     07. John J. Neuhauser      08. Patrick J. Simpson     09. Thomas E. Stitzel
     10. Thomas C. Theobald     11. Richard L. Woolworth

           FOR ALL       WITHHOLD        FOR ALL
                         AUTHORITY        EXCEPT
                          FOR ALL
             [ ]            [ ]            [ ]

      To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line below.

2.a. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY, PLEDGING ASSETS AND ISSUING SENIOR SECURITIES.

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In   [ ]   [ ]      [ ]       Fundname Drop In     [ ]   [ ]      [ ]

2.b. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

                  FOR   AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR   AGAINST  ABSTAIN
Fundname Drop In   [ ]   [ ]      [ ]     Fundname Drop In     [ ]   [ ]      [ ]     Fundname Drop In     [ ]     [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]     Fundname Drop In     [ ]   [ ]      [ ]     Fundname Drop In     [ ]     [ ]      [ ]
Fundname Drop In   [ ]   [ ]      [ ]     Fundname Drop In     [ ]   [ ]      [ ]     Fundname Drop In     [ ]     [ ]      [ ]

2.c. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

2.d. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN COMMODITIES

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

2.e. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENTS IN REAL ESTATE

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

2.f. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO UNDERWRITING OF SECURITIES

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

2.g. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES ON MARGIN

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

2.h. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

2.i. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT SALES

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

2.j. TO APPROVE AN AMENDMENT TO CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

2.k. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING ILLIQUID SECURITIES

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In     [ ]   [ ]      [ ]

2.l. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]

2.m. TO APPROVE THE ELIMINATION OF CERTAIN FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BUYING AND SELLING PUTS AND CALLS

                   FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]
Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]      Fundname Drop In    [ ]   [ ]      [ ]

                                   ORE_15350